Exhibit 99.1
Forest City Enterprises, Inc.
Supplemental Package
Three and Six Months Ended July 31, 2006 and 2005

Forest City Enterprises, Inc. and Subsidiaries
Three and Six Months Ended July 31, 2006 and 2005
Supplemental Package
NYSE: FCEA, FCEB
Index

Corporate Overview	2-3

Supplemental Operating Information
Occupancy Data	4
Comparable Net Operating Income (NOI)	5
Comparable NOI Detail	6-7
Reconciliation of NOI to Net Earnings	8-9
Lease Expirations Schedules	10-11
Schedules of Significant Tenants	12-13
Development Pipeline	14-16

Supplemental Financial Information
Mortgage Financings	17
Scheduled Maturities Table	18-19
Consolidated Balance Sheet Information	20-21
Consolidated Earnings Information	22-25
Investments in and Advances to Affiliates	26-27
Real Estate and Related Nonrecourse Mortgage Debt	28-29
Results of Operations Summary	30-32
Reconciliation of Net Earnings to EBDT	33-34
Summary of EBDT	35-46

This Supplemental Package, together with other statements and information publicly disseminated by the Company, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events and are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Risk factors discussed in Item 1A of the Company’s Form 10-K for the year ended January 31, 2006 and other factors that might cause differences, some of which could be material, include, but are not limited to, real estate development and investment risks including lack of satisfactory financing, construction and lease-up delays and cost overruns, the effect of economic and market conditions on a nationwide basis as well as regionally in areas where the Company has a geographic concentration of properties, reliance on major tenants, the impact of terrorist acts, the Company’s substantial leverage and the ability to obtain and service debt, guarantees under the Company’s credit facility, the level and volatility of interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, illiquidity of real estate investments, dependence on rental income from real property, conflicts of interest, financial stability of tenants within the retail industry which may be impacted by competition and consumer spending, potential liability from syndicated properties, effects of uninsured loss, environmental liabilities, partnership risks, litigation risks, risks associated with an investment in a professional sports franchise, the rate revenue increases versus the rate of expense increases, as well as other risks listed from time to time in the Company’s reports filed with the United States Securities and Exchange Commission. The Company has no obligation to revise or update any forward-looking statements, other than imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Corporate Overview
We principally engage in the ownership, development, management and acquisition of commercial and residential real estate and land throughout the United States. We operate through three strategic business units. The Commercial Group, our largest business unit, owns, develops, acquires and operates regional malls, specialty/urban retail centers, office and life science buildings, hotels and mixed-use projects. The Residential Group owns, develops, acquires and operates residential rental property, including upscale and middle-market apartments, adaptive re-use developments and supported-living communities. Additionally, the Residential Group develops for-sale condominium projects and also owns, develops and manages military family housing. New York City operations through our partnership with Forest City Ratner Companies are part of the Commercial Group or Residential Group depending on the nature of the operations. Real Estate Groups are the combined Commercial and Residential Groups. The Land Development Group acquires and sells both land and developed lots to residential, commercial and industrial customers. It also owns and develops land into master-planned communities and mixed-use projects. The Nets, a franchise of the National Basketball Association (“NBA”) in which we account for our investment on the equity method of accounting, is a reportable segment of the Company.
We have approximately $8.0 billion of assets in 25 states and the District of Columbia at July 31, 2006. Our core markets include New York City/Philadelphia metropolitan area, Denver, Boston, Greater Washington D.C./Baltimore metropolitan area, Chicago and California. As a result of an ongoing effort to increase property concentration in the core markets, these markets now account for approximately 74 percent of the cost of our real estate portfolio at July 31, 2006. We have offices in Boston, Chicago, Denver, Los Angeles, New York City, San Francisco, Washington, D.C., and our corporate headquarters are in Cleveland, Ohio.
SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION
This supplemental package contains certain measures prepared in accordance with the generally accepted accounting principles (“GAAP”) under the full consolidation accounting method, and certain measures prepared under the pro-rata consolidation method, a non-GAAP measure. Along with net earnings, we use an additional measure, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”), to report operating results. EBDT is a non-GAAP measure and may not be directly comparable to similarly-titled measures reported by other companies. The non-GAAP financial measures presented under the pro-rata consolidation method, comparable net operating income (“NOI”) and EBDT, provide supplemental information about our operations. Although these measures are not presented in accordance with GAAP, we believe they are necessary to understand our business and operating results, along with net earnings and other GAAP measures. Our investors can use these non-GAAP measures as supplementary information to evaluate our business. Our non-GAAP measures are not intended to be performance measures that should be regarded as alternatives to or more meaningful than, our GAAP measures.
Consolidation Methods
We present certain financial amounts under the pro-rata consolidation method because we believe this information is useful to investors as this method reflects the manner in which we operate our business. In line with industry practice, we have made a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. Under the pro-rata consolidation method, we generally present our investments proportionate to our economic share of ownership. Under GAAP, the full consolidation method is used to report partnership assets and liabilities consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary of the variable interest entity (“VIE”), even if our ownership is not 100%. We provide reconciliations from the full consolidation method to the pro-rata consolidation method throughout our supplemental package. Please refer to our property listing for the detail of our consolidated and non-consolidated properties in our Form 10-K for the year ended January 31, 2006 on pages 15-26.
EBDT
We believe that EBDT, along with net earnings, provides additional information about our core operations. While property dispositions, acquisitions or other factors can affect net earnings in the short-term, we believe EBDT presents a more consistent view of the overall financial performance of our business from period-to-period. EBDT is used by the chief operating decision maker and management to assess performance and resource allocations by strategic business unit and on a consolidated basis. EBDT is similar to Funds From Operations (“FFO”), a measure of performance used by publicly traded Real Estate Investment Trusts (“REIT”), but may not be directly comparable to similarly titled measures reported by other companies. (See pages 32-34 for additional discussion of EBDT as well as a reconciliation of EBDT to net earnings.)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Supplemental Operating Information
The operating information contained in this document includes: occupancy data, comparable NOI, reconciliation of NOI to net earnings, retail and office lease expirations, significant retail and office tenant listings, and our development pipeline. We believe this information will give interested parties a better understanding and more information about the operating performance of our Company. The term “comparable,” which is used throughout this document, is generally defined as including properties that were open and operated in both the three and six months ended July 31, 2006 and 2005.
We believe occupancy rates, retail and office lease expirations, base rent, and significant retail and office tenant listings represent meaningful operating statistics about our Company. This information will give interested parties a better understanding and more information about the operating performance of our Company.
Comparable NOI is useful because it measures the performance of the same properties on a period-to-period basis and, along with EBDT (as discussed beginning on page 31), is used to assess operating performance and resource allocation of our strategic business units. While property dispositions, acquisitions or other factors can impact net earnings in the short term, we believe comparable NOI gives a more consistent view of our overall performance from quarter-to-quarter and year-to-year. A reconciliation of net earnings, the most comparable financial measure calculated in accordance with GAAP, to NOI and reconciliation from NOI to comparable NOI are provided on pages 6-9 of this document. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Corporate Headquarters
Forest City Enterprises, Inc.
Terminal Tower
50 Public Square, Suite 1100
Cleveland, Ohio 44113
Annual Report on Form 10-K
A copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2006 as filed with the Securities and Exchange Commission can be found on our website or may be obtained without charge upon written request to:
Thomas T. Kmiecik
Assistant Treasurer
tomkmiecik@forestcity.net
Website
www.forestcity.net
The information contained on this website is not incorporated herein by reference and does not constitute a part of this supplemental package.
Investor Relations
Thomas G. Smith
Executive Vice President,
Chief Financial Officer and Secretary
Transfer Agent and Registrar
National City Bank
Stock Transfer Department
P.O. Box 92301
Cleveland, OH 44193-0900
(800) 622-6757
www.shareholder.inquiries@nationalcity.com
Stock Exchange Listing
NYSE: FCEA and FCEB
Dividend Reinvestment and Stock Purchase Plan
The Company offers its stockholders the opportunity to purchase additional shares of common stock through the Forest City Enterprises, Inc. Dividend Reinvestment and Stock Purchase Plan (the “Plan”) at 97% of current market value. A copy of the Plan prospectus and an enrollment card may be obtained by contacting National City Bank at (800) 622-6757.

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Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Occupancy Data — July 31, 2006 and 2005
We analyze our occupancy percentages by each of our major product lines as follows:

		Average		Average
	Occupancy	Occupancy	Occupancy	Occupancy
	As of	Year-to-Date	As of	Year-to-Date
	July 31, 2006	July 31, 2006	July 31, 2005	July 31, 2005

Retail
Comparable	94.3%	94.5%	93.7%	93.1%
Total	93.9%	94.0%	93.2%	92.7%
Office
Comparable	92.9%	92.7%	91.6%	92.4%
Total	93.0%	92.8%	91.8%	92.4%
Residential
Comparable	95.2%	94.6%	92.9%	92.6%
Total	93.0%	90.8%	92.8%	91.5%
Hotels
Comparable		70.2%		68.9%
Comparable ADR		$171.51		$158.11
Total (1)		70.2%		72.8%
Total ADR (1)		$171.51		$176.35
Retail and office occupancy as of July 31, 2006 and 2005 is based on square feet leased at the end of the fiscal quarter. Average Occupancy Year-to-Date as of July 31, 2006 and 2005 for retail and office is calculated by dividing the sum of leased square feet at the beginning and end of the period by two. Residential occupancy as of July 31, 2006 and 2005 represents total units occupied divided by total units available. Average residential occupancy year-to-date for 2006 and 2005 is calculated by dividing gross potential rent less vacancy by gross potential rent. Average Daily Rate (“ADR”) is calculated by dividing revenue by the number of rooms sold for the six months ended July 31, 2006 and 2005.

(1)	The decrease in Total Hotel Average Occupancy Year-to-Date and Total ADR from July 31, 2005 to July 31, 2006 is primarily the result of the sale of the Hilton Times Square during the six months ended July 31, 2006.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
We use NOI, along with EBDT as discussed on pages 2-3, to assess operating performance. Comparable NOI is defined as NOI from properties opened and operated in both three and six months ended July 31, 2006 and 2005. The following schedules on pages 6-7 present comparable NOI for each of our major product lines, as well as strategic business unit under which these product lines operate. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on page 8-9. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.

Comparable Net Operating Income (NOI) (% change over same period, prior year)

	Three Months Ended July 31, 2006		Six Months Ended July 31, 2006
	Full	Pro-Rata	Full	Pro-Rata
	Consolidation	Consolidation	Consolidation	Consolidation
Retail	4.9%	5.0%	5.4%	5.8%

Office	0.5%	1.5%	1.9%	2.0%

Hotel	25.1%	19.7%	34.7%	23.4%

Residential	9.2%	8.2%	8.6%	7.4%

Total	5.3%	5.4%	5.9%	5.5%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Three Months Ended July 31, 2006					Three Months Ended July 31, 2005					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$47,461	$5,360	$2,897	$—	$44,998	$45,226	$5,190	$2,824	$—	$42,860	4.9%	5.0%

Total	48,784	4,419	3,174	856	48,395	48,198	4,583	2,975	587	47,177

Office Buildings
Comparable	44,477	5,327	1,090	—	40,240	44,261	5,481	853	—	39,633	0.5%	1.5%

Total	44,820	5,529	1,090	—	40,381	44,783	5,992	927	—	39,718

Hotels
Comparable	8,817	1,775	484	—	7,526	7,050	1,232	470	—	6,288	25.1%	19.7%

Total	4,971	—	484	5,438	10,893	4,231	—	470	5,839	10,540

Earnings from Commercial Land Sales	918	162	—	—	756	12,017	—	—	—	12,017

Development Fees	—	—	—	—	—	3,353	—	—	—	3,353

Other	(5,871)	1,097	56	—	(6,912)	(7,735)	2,638	61	—	(10,312)

Total Commercial Group
Comparable	100,755	12,462	4,471	—	92,764	96,537	11,903	4,147	—	88,781	4.4%	4.5%

Total	93,622	11,207	4,804	6,294	93,513	104,847	13,213	4,433	6,426	102,493

Residential Group
Apartments
Comparable	25,961	630	6,531	—	31,862	23,782	549	6,217	—	29,450	9.2%	8.2%

Total	26,665	781	7,896	55	33,835	23,257	1,322	8,133	2,258	32,326

Total Real Estate Groups
Comparable	126,716	13,092	11,002	—	124,626	120,319	12,452	10,364	—	118,231	5.3%	5.4%

Total	120,287	11,988	12,700	6,349	127,348	128,104	14,535	12,566	8,684	134,819

Land Development Group	19,792	1,434	105	—	18,463	21,047	1,171	134	—	20,010

The Nets	(4,041)	—	1,296	—	(2,745)	(4,620)	—	807	—	(3,813)

Corporate Activities	(10,695)	—	—	—	(10,695)	(7,393)	—	—	—	(7,393)

Grand Total	$125,343	$13,422	$14,101	$6,349	$132,371	$137,138	$15,706	$13,507	$8,684	$143,623

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information

	Net Operating Income (dollars in thousands)
	Six Months Ended July 31, 2006					Six Months Ended July 31, 2005					% Change
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	(Non-GAAP)

Commercial Group
Retail
Comparable	$93,784	$10,642	$5,795	$—	$88,937	$88,937	$10,595	$5,736	$—	$84,078	5.4%	5.8%

Total	98,026	8,675	6,141	1,348	96,840	92,288	8,517	5,978	1,308	91,057

Office Buildings
Comparable	89,788	11,069	2,209	—	80,928	88,121	10,854	2,037	—	79,304	1.9%	2.0%

Total	89,459	11,267	2,095	—	80,287	87,857	11,912	1,981	—	77,926

Hotels
Comparable	12,339	2,768	962	—	10,533	9,162	1,614	987	—	8,535	34.7%	23.4%

Total	6,224	—	962	7,229	14,415	5,238	—	987	9,293	15,518

Earnings from Commercial Land Sales	10,549	158	—	—	10,391	31,369	1,752	—	—	29,617

Development Fees	276	—	—	—	276	3,998	—	—	—	3,998

Other	(9,613)	4,059	115	—	(13,557)	(9,183)	4,530	82	—	(13,631)

Total Commercial Group
Comparable	195,911	24,479	8,966	—	180,398	186,220	23,063	8,760	—	171,917	5.2%	4.9%

Total	194,921	24,159	9,313	8,577	188,652	211,567	26,711	9,028	10,601	204,485

Residential Group
Apartments
Comparable	51,039	1,263	12,644	—	62,420	47,011	1,104	12,238	—	58,145	8.6%	7.4%

Total	63,033	1,674	15,658	238	77,255	47,668	2,360	15,695	4,332	65,335

Total Real Estate Groups
Comparable	246,950	25,742	21,610	—	242,818	233,231	24,167	20,998	—	230,062	5.9%	5.5%

Total	257,954	25,833	24,971	8,815	265,907	259,235	29,071	24,723	14,933	269,820

Land Development Group	37,977	1,979	489	—	36,487	47,495	2,615	239	—	45,119

The Nets	(12,742)	—	2,332	—	(10,410)	(13,216)	—	1,476	—	(11,740)

Corporate Activities	(18,296)	—	—	—	(18,296)	(16,303)	—	—	—	(16,303)

Grand Total	$264,893	$27,812	$27,792	$8,815	$273,688	$277,211	$31,686	$26,438	$14,933	$286,896

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Three Months Ended July 31, 2006					Three Months Ended July 31, 2005
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$266,275	$25,317	$75,331	$14,944	$331,233	$283,041	$28,309	$74,621	$27,586	$356,939
Exclude straight-line rent adjustment(1)	(3,377)	—	—	(15)	(3,392)	(3,790)	—	—	(32)	(3,822)

Adjusted revenues	262,898	25,317	75,331	14,929	327,841	279,251	28,309	74,621	27,554	353,117

Operating expenses	158,997	13,135	49,221	8,975	204,058	166,096	13,187	45,737	19,604	218,250
Add back depreciation and amortization for non-Real Estate Groups(b)	347	—	1,334	—	1,681	279	—	1,683	—	1,962
Add back amortization of mortgage procurement costs for non-Real Estate Groups(d)	98	—	151	—	249	134	—	(22)	—	112
Exclude straight-line rent adjustment(2)	(1,186)	—	—	(306)	(1,492)	(1,236)	—	—	(599)	(1,835)

Adjusted operating expenses	158,256	13,135	50,706	8,669	204,496	165,273	13,187	47,398	19,005	218,489

Add interest and other income	7,991	1,240	265	89	7,105	6,620	584	327	135	6,498
Add equity in earnings of unconsolidated entities	6,310	—	(4,389)	—	1,921	9,880	—	(7,383)	—	2,497
Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—
Add back provision for decline recorded on equity method	400	—	(400)	—	—	—	—	—	—	—
Add back equity method depreciation and amortization expense (see below)	13,662	—	(13,662)	—	—	6,660	—	(6,660)	—	—

Net operating income	125,343	13,422	14,101	6,349	132,371	137,138	15,706	13,507	8,684	143,623

Interest expense, including early extinguishment of debt	(74,789)	(6,912)	(14,101)	(1,625)	(83,603)	(67,546)	(7,054)	(13,507)	(5,282)	(79,281)
Gain on disposition of equity method rental properties(e)	7,662	—	—	—	7,662	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	10,035	10,035	—	—	—	—	—
Provision for decline in real estate	(1,923)	—	—	—	(1,923)	(1,120)	(46)	—	—	(1,074)
Provision for decline in real estate of equity method rental properties	(400)	—	—	—	(400)	—	—	—	—	—
Depreciation and amortization — Real Estate Groups(a)	(43,217)	(3,738)	(13,384)	(1,522)	(54,385)	(39,546)	(4,049)	(6,356)	(4,112)	(45,965)
Amortization of mortgage procurement costs – Real Estate Groups(c)	(2,413)	(292)	(278)	(47)	(2,446)	(2,428)	(339)	(304)	(509)	(2,902)
Straight-line rent adjustment(1) + (2)	2,191	—	—	(291)	1,900	2,554	—	—	(567)	1,987
Equity method depreciation and amortization expense (see above)	(13,662)	—	13,662	—	—	(6,660)	—	6,660	—	—

Earnings (loss) before income taxes	(1,208)	2,480	—	12,899	9,211	22,392	4,218	—	(1,786)	16,388

Income tax benefit	3,265	—	—	(4,984)	(1,719)	3,086	—	—	690	3,776

Earnings before minority interest and discontinued operations	2,057	2,480	—	7,915	7,492	25,478	4,218	—	(1,096)	20,164

Minority Interest	(2,480)	(2,480)	—	—	—	(4,218)	(4,218)	—	—	—

Earnings (loss) from continuing operations	(423)	—	—	7,915	7,492	21,260	—	—	(1,096)	20,164

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	1,757	—	—	(1,757)	—	(1,096)	—	—	1,096	—
Gain on disposition of rental properties	6,158	—	—	(6,158)	—	—	—	—	—	—

	7,915	—	—	(7,915)	—	(1,096)	—	—	1,096	—

Net earnings	$7,492	$—	$—	$—	$7,492	$20,164	$—	$—	$—	$20,164

(a) Depreciation and amortization — Real Estate Groups	$43,217	$3,738	$13,384	$1,522	$54,385	$39,546	$4,049	$6,356	$4,112	$45,965
(b) Depreciation and amortization — Non-Real Estate Groups	347	—	1,334	—	1,681	279	—	1,683	—	1,962

Total depreciation and amortization	$43,564	$3,738	$14,718	$1,522	$56,066	$39,825	$4,049	$8,039	$4,112	$47,927

(c) Amortization of mortgage procurement costs — Real Estate Groups	$2,413	$292	$278	$47	$2,446	$2,428	$339	$304	$509	$2,902
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	98	—	151	—	249	134	—	(22)	—	112

Total amortization of mortgage procurement costs	$2,511	$292	$429	$47	$2,695	$2,562	$339	$282	$509	$3,014

(e) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the three months ended July 31, 2006, one equity method property was sold, Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662. For the three months ended July 31, 2005, no equity method properties were sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Reconciliation of Net Operating Income (non-GAAP) to Net Earnings (GAAP) (in thousands):

	Six Months Ended July 31, 2006					Six Months Ended July 31, 2005
			Plus					Plus
	Full		Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Less Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$542,752	$51,568	$145,108	$31,280	$667,572	$566,306	$58,741	$150,046	$51,370	$708,981
Exclude straight-line rent adjustment (1)	(6,071)	—	—	(31)	(6,102)	(8,681)	—	—	(63)	(8,744)

Adjusted revenues	536,681	51,568	145,108	31,249	661,470	557,625	58,741	150,046	51,307	700,237

Operating expenses	316,332	25,627	97,636	23,692	412,033	321,992	28,198	93,015	37,779	424,588
Add back depreciation and amortization for non-Real Estate Groups (b)	696	—	7,524	—	8,220	538	—	9,261	—	9,799
Add back amortization of mortgage procurement costs for non-Real Estate Groups (d)	190	—	298	—	488	202	—	68	—	270
Exclude straight-line rent adjustment (2)	(2,353)	—	—	(718)	(3,071)	(2,564)	—	—	(1,197)	(3,761)

Adjusted operating expenses	314,865	25,627	105,458	22,974	417,670	320,168	28,198	102,344	36,582	430,896

Add interest and other income	22,881	1,871	358	540	21,908	13,497	1,143	447	208	13,009
Add equity in earnings of unconsolidated entities	6,689	—	1,291	—	7,980	29,916	—	(25,370)	—	4,546
Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	(18,497)	—	18,497	—	—
Add back provision for decline recorded on equity method	400	—	(400)	—	—	704	—	(704)	—	—
Add back equity method depreciation and amortization expense (see below)	20,769	—	(20,769)	—	—	14,134	—	(14,134)	—	—

Net operating income	264,893	27,812	27,792	8,815	273,688	277,211	31,686	26,438	14,933	286,896

Interest expense, including early extinguishment of debt	(144,233)	(13,660)	(27,792)	(3,913)	(162,278)	(133,748)	(14,766)	(26,438)	(10,373)	(155,793)
Gain on disposition of equity method rental properties (e)	7,662	—	—	—	7,662	18,497	—	—	—	18,497
Gain on disposition of rental properties and other investments	—	—	—	85,333	85,333	606	—	—	—	606
Provision for decline in real estate	(1,923)	—	—	—	(1,923)	(2,620)	(46)	—	—	(2,574)
Provision for decline in real estate of equity method rental properties	(400)	—	—	—	(400)	(704)	—	—	—	(704)
Depreciation and amortization — Real Estate Groups (a)	(85,091)	(7,009)	(20,202)	(3,301)	(101,585)	(79,693)	(8,880)	(13,531)	(7,893)	(92,237)
Amortization of mortgage procurement costs — Real Estate Groups (c)	(5,284)	(600)	(567)	(104)	(5,355)	(4,674)	(665)	(603)	(1,021)	(5,633)
Straight-line rent adjustment (1) + (2)	3,718	—	—	(687)	3,031	6,117	—	—	(1,134)	4,983
Equity method depreciation and amortization expense (see above)	(20,769)	—	20,769	—	—	(14,134)	—	14,134	—	—

Earnings before income taxes	18,573	6,543	—	86,143	98,173	66,858	7,329	—	(5,488)	54,041

Income tax provision	(4,138)	—	—	(33,285)	(37,423)	(13,783)	—	—	2,122	(11,661)

Earnings before minority interest and discontinued operations	14,435	6,543	—	52,858	60,750	53,075	7,329	—	(3,366)	42,380

Minority Interest	(6,543)	(6,543)	—	—	—	(7,329)	(7,329)	—	—	—

Earnings from continuing operations	7,892	—	—	52,858	60,750	45,746	—	—	(3,366)	42,380

Discontinued operations, net of tax and minority interest:
Operating earnings (loss) from rental properties	497	—	—	(497)	—	(3,366)	—	—	3,366	—
Gain on disposition of rental properties	52,361	—	—	(52,361)	—	—	—	—	—	—

	52,858	—	—	(52,858)	—	(3,366)	—	—	3,366	—

Net earnings	$60,750	$—	$—	$—	$60,750	$42,380	$—	$—	$—	$42,380

(a) Depreciation and amortization — Real Estate Groups	$85,091	$7,009	$20,202	$3,301	$101,585	$79,693	$8,880	$13,531	$7,893	$92,237
(b) Depreciation and amortization — Non-Real Estate Groups	696	—	7,524	—	8,220	538	—	9,261	—	9,799

Total depreciation and amortization	$85,787	$7,009	$27,726	$3,301	$109,805	$80,231	$8,880	$22,792	$7,893	$102,036

(c) Amortization of mortgage procurement costs — Real Estate Groups	$5,284	$600	$567	$104	$5,355	$4,674	$665	$603	$1,021	$5,633
(d) Amortization of mortgage procurement costs — Non-Real Estate Groups	190	—	298	—	488	202	—	68	—	270

Total amortization of mortgage procurement costs	$5,474	$600	$865	$104	$5,843	$4,876	$665	$671	$1,021	$5,903

(e) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 and therefore are reported in continuing operations when sold. For the six months ended July 31, 2006, one equity method property was sold Midtown Plaza, resulting in a pre-tax gain on disposition of $7,662. For the six months ended July 31, 2005, two equity method investments were sold, Showcase and Colony Place, resulting in a pre-tax gain on disposition of $18,497.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Retail Lease Expirations
as of July 31, 2006

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)
2006	117	281,677	2.68%	$6,240,313	3.19%	$28.74
2007	188	583,845	5.55	9,900,313	5.05	23.36
2008	178	622,907	5.92	11,542,410	5.89	25.94
2009	241	814,954	7.75	13,753,094	7.02	24.07
2010	198	587,770	5.59	12,789,283	6.53	27.42
2011	275	1,169,362	11.12	26,610,671	13.58	27.74
2012	124	664,610	6.32	14,120,344	7.21	26.24
2013	135	563,253	5.36	14,660,283	7.48	29.22
2014	159	686,397	6.53	12,821,952	6.55	27.07
2015	168	724,607	6.89	17,663,168	9.02	28.03
2016	79	622,013	5.91	12,319,130	6.29	27.12
Thereafter	88	3,194,687	30.38	43,469,327	22.19	17.38

Total	1,950	10,516,082	100.00%	$195,890,288	100.00%	$23.89

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Office Lease Expirations
as of July 31, 2006

						AVERAGE
						BASE
	NUMBER OF	SQUARE FEET	PERCENTAGE	NET	PERCENTAGE	RENT PER
EXPIRATION	EXPIRING	OF EXPIRING	OF TOTAL	BASE RENT	OF TOTAL	SQUARE FEET
YEAR	LEASES	LEASES (3)	LEASED GLA (1)	EXPIRING (2)	BASE RENT	EXPIRING (3)

2006	38	438,025	5.06%	$7,095,514	3.68%	$25.00
2007	65	448,611	5.18	7,279,495	3.77	21.62
2008	71	534,062	6.17	9,721,016	5.04	21.89
2009	49	446,914	5.16	9,277,825	4.81	25.41
2010	44	985,520	11.38	15,745,740	8.16	24.71
2011	19	420,363	4.85	10,224,653	5.30	30.56
2012	15	705,550	8.15	19,743,409	10.24	31.74
2013	17	695,574	8.03	14,516,957	7.53	24.90
2014	9	535,175	6.18	11,793,984	6.11	28.35
2015	5	158,871	1.83	2,347,077	1.22	20.47
2016	7	379,795	4.38	6,507,204	3.37	22.60
Thereafter	30	2,913,292	33.63	78,649,976	40.77	31.50

Total	369	8,661,752	100.00%	$192,902,850	100.00%	$27.64

(1)	GLA = Gross Leasable Area.

(2)	Net base rent expiring is an operating statistic and is not comparable to rental revenue, a GAAP financial measure. The primary differences arise because net base rent is determined using the tenant’s contractual rental agreements at the Company’s ownership share of the base rental income from expiring leases as determined within the rent agreement and it does not include adjustments such as the impact of straight-line rent and contingent rental payments, which are not reasonably estimatable.

(3)	Square feet of expiring leases and average base rent per square feet are operating statistics that represent 100% of the square footage and base rental income per square foot from expiring leases.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Retail Tenants
as of July 31, 2006

(Based on net base rent 1% or greater of the Company’s ownership share)

			PERCENTAGE
	NUMBER	LEASED	OF TOTAL
	OF	SQUARE	RETAIL
TENANT	LEASES	FEET	SQUARE FEET

AMC Entertainment, Inc.	5	462,863	4.40%
Regal Entertainment Group	6	451,072	4.29
The Gap	23	289,509	2.76
The Home Depot	2	282,000	2.68
TJX Companies	8	272,554	2.59
The Limited	39	250,476	2.38
Dick’s Sporting Goods	3	226,408	2.15
Circuit City Stores, Inc.	6	199,107	1.90
Lowe’s Home Center, Inc.	1	151,273	1.44
Abercrombie & Fitch Stores, Inc.	22	148,547	1.41
Footlocker, Inc.	37	130,692	1.24
Pathmark Stores, Inc.	2	123,500	1.18
Ahold USA (Stop & Shop)	2	115,861	1.10

Subtotal	156	3,103,862	29.52

All Others	1,794	7,412,220	70.48

Total	1,950	10,516,082	100.00%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Schedule of Significant Office Tenants
as of July 31, 2006

(Based on net base rent 2% or greater of the Company’s ownership share)

		PERCENTAGE
		OF TOTAL
	LEASED	OFFICE
TENANT	SQUARE FEET	SQUARE FEET

City of New York	855,008	9.87%
Millennium Pharmaceuticals, Inc.	725,833	8.38
U.S. Government	718,803	8.30
Morgan Stanley & Co.	444,685	5.13
Securities Industry Automation Corp.	430,436	4.97
Wellchoice, Inc.	392,514	4.53
Keyspan Energy	335,318	3.87
Forest City Enterprises, Inc. (1)	326,245	3.77
Bank of New York	317,572	3.67
Bear Stearns	275,244	3.18
Alkermes, Inc.	210,248	2.43
Partners Health Care System, Inc.	136,150	1.57
University of Pennsylvania	121,630	1.40

Subtotal	5,289,686	61.07

All Others	3,372,066	38.93

Total	8,661,752	100.00%

(1)	All intercompany rental income is eliminated in consolidation.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2006
2006 Openings and Acquisitions (5)

								Cost at FCE
				FCE Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share
		Dev.(D)	Date Opened/	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)		Gross
Property	Location	Acq.(A)	Acquired	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	Sq. Ft./ No. of Units	Leasable Area

						(in millions)

Retail Centers:
Metreon (c)	San Francisco, CA	A	Q1-06	50.0%	50.0%	$0.0	$40.0	$20.0	290,000	290,000
Northfield at Stapleton Phase II (l)	Denver, CO	D	Q1-06	95.0%	97.4%	9.1	9.1	8.9	86,000	86,000

						$9.1	$49.1	$28.9	376,000	376,000

Office:
Resurrection Health Care	Skokie, IL	A	Q1-06	100.0%	100.0%	$4.6	$4.6	$4.6	40,000

Residential:
Sky55	Chicago, IL	D	Q1-06	100.0%	100.0%	$113.2	$113.2	$113.2	411
1251 S. Michigan	Chicago, IL	D	Q1-06	100.0%	100.0%	16.7	16.7	16.7	91

						$129.9	$129.9	$129.9	502

Total openings (d)						$143.6	$183.6	$163.4

Residential Phased-In Units (c)(e)									Opened in ’06 / Total
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	$0.0	$22.9	$7.6	36 / 348
Arbor Glenn	Twinsburg, OH	D	2004-07	50.0%	50.0%	0.0	18.4	9.2	48 / 288
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	15 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	48 / 304

Total (f)						$0.0	$82.3	$37.3	147 / 1,102

See attached July 31, 2006 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline
July 31, 2006
Under Construction or to be acquired (22)

				FCE				Cost at FCE
				Legal	Pro-Rata	Cost at Full	Total Cost	Pro-Rata Share	Total	Gross
		Dev.(D)	Anticipated	Ownership%(i)	FCE % (i)	Consolidation	at 100%	(Non-GAAP)(b)	Sq. Ft./	Leasable		Pre-
Property	Location	Acq.(A)	Opening	(1)	(2)	(GAAP)(a)	(3)	(2)X(3)	No. of Units	Area		Leased %

						(in millions)

Retail Centers:
San Francisco Centre-Emporium (c)	San Francisco, CA	D	Q3-06	50.0%	50.0%	$0.0	$443.7	$221.9	964,000	626,000	(k)	80%
San Francisco Centre (c)	San Francisco, CA	A	Q3-06	50.0%	50.0%	0.0	151.8	75.9	498,000	186,000		98%
Northfield at Stapleton Phase III (l)	Denver, CO	D	Q3-06	95.0%	97.4%	137.0	137.0	133.4	637,000	497,000	(j)	55%
Promenade Bolingbrook	Bolingbrook, IL	D	Q1-07	100.0%	100.0%	133.5	133.5	133.5	743,000	417,000	(j)	45%
Rancho Cucamonga Leggio	Rancho Cucamonga, CA	D	Q2-07	80.0%	80.0%	41.2	41.2	33.0	180,000	180,000		100%
East River Plaza (c)	Manhattan, NY	D	Q3-08	35.0%	50.0%	0.0	384.0	192.0	547,000	547,000		55%
Orchard Town Center (o)	Westminster, CO	D	2006/2007/2008	100.0%	100.0%	135.6	135.6	135.6	972,000 (p)	558,000		10%

						$447.3	$1,426.8	$925.3	4,541,000	3,011,000

Office:
Advent Solar (c)	Albuquerque, NM	D	Q3-06	50.0%	50.0%	$0.0	$10.7	$5.4	88,000			100%
Illinois Science and Technology Park	Skokie, IL	A/D	Q4-06/Q1-07/ Q3-07/Q1-09	100.0%	100.0%	127.5	127.5	127.5	658,000			28%
Stapleton Medical Office Building	Denver, CO	D	Q3-06	90.0%	90.0%	10.6	10.6	9.5	45,000			44%
Edgeworth Building	Richmond, VA	D	Q4-06	100.0%	100.0%	35.2	35.2	35.2	142,000			60%
New York Times	Manhattan, NY	D	Q2-07	70.0%	100.0%	492.9	492.9	492.9	732,000 (q)			78%
Johns Hopkins – 855 North Wolfe Street	East Baltimore, MD	D	Q1-08	77.5%	77.5%	100.4	100.4	77.8	279,000			36%

						$766.6	$777.3	$748.3	1,944,000

Residential:
Sterling Glen of Roslyn (g)	Roslyn, NY	D	Q1-07	40.0%	100.0%	$75.8	$75.8	$75.8	158
Stapleton Town Center – Botanica Phase II (r)	Denver, CO	D	Q1-07/Q3-07	90.0%	90.0%	26.6	26.6	23.9	154
Uptown Apartments (c)	Oakland, CA	D	Q4-08	50.0%	50.0%	0.0	188.5	94.3	665
Ohana Military Communities (c) (e)	Honolulu, HI	D	2005-2008	10.0%	10.0%	0.0	316.5	31.7	1,952
Dallas Mercantile	Dallas, TX	D	Q2-07/Q2-08	100.0%	100.0%	116.2	116.2	116.2	362 (n)
Military Housing – Navy Midwest (c)	Chicago, IL	D	Q1-09	25.0%	25.0%	0.0	264.9	66.2	1,658

						$218.6	$988.5	$408.1	4,949

										Pre-Sold %

Condominiums:
1100 Wilshire (c)	Los Angeles, CA	D	Q3-06	50.0%	50.0%	$0.0	$124.9	$62.5	228	86%
Cutters Ridge at Tobacco Row	Richmond, VA	D	Q3-06	100.0%	100.0%	4.7	4.7	4.7	12	8%
Mercury (c)	Los Angeles, CA	D	Q1-07	50.0%	50.0%	0.0	142.6	71.3	238	32%

						$4.7	$272.2	$138.5	478

Total Under Construction (h)						$1,437.2	$3,464.8	$2,220.2

LESS: Above properties to be sold as condominiums						4.7	272.2	138.5

Under Construction less Condominiums						$1,432.5	$3,192.6	$2,081.7

Residential Phased-In Units Under Construction:(c) (e)									Under Const./Total

Arbor Glen	Twinsburg, OH	D	2004-07	50.0%	50.0%	$0.0	$18.4	$9.2	48 / 288
Woodgate/Evergreen Farms	Olmsted Township, OH	D	2004-07	33.0%	33.0%	0.0	22.9	7.6	108 / 348
Pine Ridge Expansion	Willoughby Hills, OH	D	2005-06	50.0%	50.0%	0.0	16.4	8.2	78 / 162
Cobblestone Court	Painesville, OH	D	2006-08	50.0%	50.0%	0.0	24.6	12.3	256 / 304

Total (m)						$0.0	$82.3	$37.3	490 / 1,102

See attached July 31, 2006 footnotes.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Operating Information
Development Pipeline

July 31, 2006 Footnotes

(a)	Amounts are presented on the full consolidation method of accounting, a GAAP measure. Under full consolidation, costs are reported as consolidated at 100 percent if we are deemed to have control or to be the primary beneficiary of our investments in the variable interest entity (“VIE”).

(b)	Cost at pro-rata share represents Forest City’s share of cost, based on the Company’s pro-rata ownership of each property (a non-GAAP measure). Under the pro-rata consolidation method of accounting the Company determines its pro-rata share by multiplying its pro-rata ownership by the total cost of the applicable property.

(c)	Reported under the equity method of accounting. This method represents a GAAP measure for investments in which the Company is not deemed to have control or to be the primary beneficiary of our investments in a VIE.

(d)	The difference between the full consolidation amount (GAAP) of $143.6 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $163.4 million of cost consists of a reduction to full consolidation for minority interest of $0.2 million of cost and the addition of its share of cost for unconsolidated investments of $20.0 million.

(e)	Phased-in openings. Costs are representative of the total project.

(f)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $37.3 million of cost consists of the Company’s share of cost for unconsolidated investments of $37.3 million.

(g)	Supported-living property.

(h)	The difference between the full consolidation amount (GAAP) of $1,437.2 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $2,220.2 million of cost consists of a reduction to full consolidation for minority interest of $38.2 million of cost and the addition of its share of cost for unconsolidated investments of $821.2 million.

(i)	As is customary within the real estate industry, the Company invests in certain real estate projects through joint ventures. For some of these projects, the Company provides funding at percentages that differ from the Company’s legal ownership. The Company consolidates its investments in these projects in accordance with FIN No. 46 (R) at a consolidation percentage that is reflected in the Pro-Rata FCE % column.

(j)	Includes 39,000 square feet of office space.

(k)	Includes 235,000 square feet of office space.

(l)	Phased opening: Phase I opened Q4-05, Phase II opened Q1-06, Phase III is scheduled to open Q3-06.

(m)	The difference between the full consolidation amount (GAAP) of $0.0 million of cost to the Company’s pro-rata share (a non-GAAP measure) of $37.3 million of cost consists of Forest City’s share of cost for unconsolidated investments of $37.3 million.

(n)	Project includes 18,000 square feet of retail space.

(o)	Phased opening: Phase I is scheduled to open Q3-06, Phase II Q3-07 and Phase III Q1-08.

(p)	Includes 177,000 square feet for Target and 97,000 square feet for JCPenney opening in 2006, and 140,000 square feet for Macy’s opening in 2007.

(q)	Includes 24,000 square feet of retail space. Subsequent to July 31, 2006 the Company acquired the equity of its partner, therefore, the Company’s new pro-rata share is 100 percent.

(r)	Phased opening: Phase I is scheduled to open Q1-07 and Phase II Q3-07.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Mortgage Financings
Our primary capital strategy seeks to isolate the financial risk at the property level to maximize returns and reduce risk on and of our equity capital. Our mortgage debt is nonrecourse, including our construction loans. We operate as a C-corporation and retain substantially all of our internally generated cash flows. We recycle this cash flow, together with refinancing and property sale proceeds to fund new development and acquisitions that drive favorable returns for our shareholders. This strategy provides us with the necessary liquidity to take advantage of investment opportunities.
We use taxable and tax-exempt nonrecourse debt for our real estate projects. For those operating projects financed with taxable debt, we generally seek long-term, fixed rate financing for those real estate project loans which mature within the next 12 months, as well as those real estate projects which are projected to open and achieve stabilized operations during that same time frame. For real estate projects financed with tax-exempt debt, we generally utilize variable rate debt. For construction loans, we generally pursue variable-rate financings with maturities ranging from two to five years.
We are actively working to extend the maturities and/or refinance the nonrecourse debt that is coming due in 2006 and 2007. During the six months ended July 31, 2006, we completed the following financings:

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
Purpose of Financing	Consolidation	Interest	Pro-Rata	Consolidation
	(in thousands)
Refinancings	$238,309	$9,600	$19,466	$248,175
Development projects — commitment	37,000	6,400	12,984	43,584
Loan extensions/additional fundings	129,376	3,064	51,768	178,080

	$404,685	$19,064	$84,218	$469,839

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands)
As of July 31, 2006

	Period Ending January 31, 2007				Fiscal Year Ending January 31, 2008
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$203,686	$4,191	$6,706	$206,201	$162,014	$23,250	$95,619	$234,383
Weighted average rate	7.10%	7.31%	6.83%	7.08%	6.88%	6.94%	7.46%	7.11%

UDAG	377	91	11,775	12,061	728	180	—	548
Weighted average rate	4.33%	4.52%	7.20%	7.13%	4.23%	4.43%	—	4.16%

Total fixed-rate debt	204,063	4,282	18,481	218,262	162,742	23,430	95,619	234,931

Variable:
Variable-rate debt	209,774	9,886	39,511	239,399	320,300	66,420	107,334	361,214
Weighted average rate	6.07%	7.73%	8.14%	6.34%	7.37%	8.18%	7.50%	7.26%

Tax-Exempt	108,424	—	4,765	113,189	79,970	—	29,189	109,159
Weighted average rate	5.66%	—	5.00%	5.63%	5.10%	—	5.12%	5.10%

Total variable-rate debt	318,198	9,886	44,276	352,588	400,270	66,420	136,523	470,373

Total Nonrecourse Mortgage Debt	$522,261	$14,168	$62,757	$570,850	$563,012	$89,850	$232,142	$705,304
Weighted Average Rate	6.38%	7.58%	7.59%	6.49%	6.90%	7.85%	7.18%	6.87%

	Fiscal Year Ending January 31, 2009				Fiscal Year Ending January 31, 2010
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$98,979	$19,224	$85,903	$165,658	$259,625	$57,788	$97,728	$299,565
Weighted average rate	6.68%	7.00%	6.81%	6.71%	7.05%	7.43%	7.03%	6.96%

UDAG	726	188	948	1,486	724	197	—	527
Weighted average rate	4.23%	4.46%	4.00%	4.05%	4.22%	4.49%	—	4.12%

Total fixed-rate debt	99,705	19,412	86,851	167,144	260,349	57,985	97,728	300,092

Variable:
Variable-rate debt	45,046	442	126,237	170,841	3,190	—	11,863	15,053
Weighted average rate	5.88%	7.60%	7.53%	7.10%	4.69%	—	6.66%	6.25%

Tax-Exempt	16,315	—	103	16,418	165,345	5,000	120,113	280,458
Weighted average rate	5.20%	—	4.20%	5.19%	4.29%	4.22%	4.41%	4.34%

Total variable-rate debt	61,361	442	126,340	187,259	168,535	5,000	131,976	295,511

Total Nonrecourse Mortgage Debt	$161,066	$19,854	$213,191	$354,403	$428,884	$62,985	$229,704	$595,603
Weighted Average Rate	6.30%	6.99%	7.22%	6.82%	5.96%	7.17%	5.64%	5.71%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Scheduled Maturities Table: Nonrecourse Mortgage Debt (dollars in thousands) (continued)
As of July 31, 2006

	Fiscal Year Ending January 31, 2011				Thereafter
			Plus				Plus
			Unconsolidated				Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$266,887	$75,112	$18,804	$210,579	$2,620,672	$282,633	$276,542	$2,614,581
Weighted average rate	7.15%	6.98%	7.35%	7.23%	6.06%	6.43%	5.94%	6.01%

UDAG	20,671	13,065	—	7,606	72,188	5,499	—	66,689
Weighted average rate	1.87%	1.02%	—	3.32%	2.00%	2.61%	—	1.95%

Total fixed-rate debt	287,558	88,177	18,804	218,185	2,692,860	288,132	276,542	2,681,270

Variable:
Variable-rate debt	48,271	—	8,028	56,299	61,777	—	36,487	98,264
Weighted average rate	4.86%	—	9.15%	5.47%	4.59%	—	6.52%	5.31%

Tax-Exempt	31,385	—	6,118	37,503	276,174	11,780	43,998	308,392
Weighted average rate	4.51%	—	4.22%	4.47%	4.80%	4.58%	4.09%	4.71%

Total variable-rate debt	79,656	—	14,146	93,802	337,951	11,780	80,485	406,656

Total Nonrecourse Mortgage Debt	$367,214	$88,177	$32,950	$311,987	$3,030,811	$299,912	$357,027	$3,087,926
Weighted Average Rate	6.33%	6.10%	7.21%	6.49%	5.82%	6.28%	5.77%	5.77%

		Total

			Plus
			Unconsolidated
	Full	Less Minority	Investments at	Pro-Rata
	Consolidation	Interest	Pro-Rata	Consolidation

Fixed:
Fixed-rate debt	$3,611,863	$462,198	$581,302	$3,730,967
Weighted average rate	6.33%	6.70%	6.56%	6.32%

UDAG	95,414	19,220	12,723	88,917
Weighted average rate	2.03%	1.59%	6.96%	2.83%

Total fixed-rate debt	3,707,277	481,418	594,025	3,819,884

Variable:
Variable-rate debt	688,358	76,748	329,460	941,070
Weighted average rate	6.44%	8.12%	7.49%	6.67%

Tax-Exempt	677,613	16,780	204,286	865,119
Weighted average rate	4.84%	4.47%	4.45%	4.76%

Total variable-rate debt	1,365,971	93,528	533,746	1,806,189

Total Nonrecourse Mortgage Debt	$5,073,248	$574,946	$1,127,771	$5,626,073
Weighted Average Rate	6.06%	6.65%	6.45%	6.08%

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
As discussed on page 2, we present certain financial amounts under the pro-rata consolidation method (a non-GAAP measure). This information is useful to our investors because we believe that it more accurately reflects the manner in which we operate our business. This is because, in line with industry practice, we have a large number of investments in which our economic ownership is less than 100% as a means of procuring opportunities and sharing risk. The tables below present amounts for both full consolidation, a GAAP measure, and pro-rata consolidation, providing a reconciliation of the difference between the two methods. Under the pro-rata consolidation method, we present our partnership investments proportionate to our share of ownership for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed to be under our control or if we are deemed to be the primary beneficiary for our investments in a VIE. Partnership assets and liabilities are reported on the equity or cost method of accounting if we do not have control, or, in the case of investments in VIEs, the Company is not deemed the primary beneficiary.
Consolidated Balance Sheet Information – July 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real Estate
Completed rental properties	$6,172,674	$670,041	$971,429	$6,474,062
Projects under development	1,006,499	115,319	506,716	1,397,896
Land held for development or sale	139,602	4,617	109,806	244,791

Total Real Estate	7,318,775	789,977	1,587,951	8,116,749
Less accumulated depreciation	(1,035,741)	(142,994)	(288,869)	(1,181,616)

Real Estate, net	6,283,034	646,983	1,299,082	6,935,133

Cash and equivalents	154,680	29,634	18,208	143,254
Restricted cash	394,269	75,899	130,408	448,778
Notes and accounts receivable, net	248,363	42,009	6,582	212,936
Investments in and advances to affiliates	413,655	—	(201,809)	211,846
Other assets	513,602	38,463	89,898	565,037

Total Assets	$8,007,603	$832,988	$1,342,369	$8,516,984

Liabilities and Shareholders’ Equity
Liabilities
Mortgage debt, nonrecourse	$5,073,248	$574,946	$1,127,771	$5,626,073
Notes payable	66,557	8,619	104,603	162,541
Bank revolving credit facility	139,000	—	—	139,000
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	621,053	114,746	109,995	616,302
Deferred income taxes	427,696	—	—	427,696

Total Liabilities	6,926,954	698,311	1,342,369	7,571,012

Minority Interest	134,677	134,677	—	—

Total Shareholders’ Equity	945,972	—	—	945,972

Total Liabilities and Shareholders’ Equity	$8,007,603	$832,988	$1,342,369	$8,516,984

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Balance Sheet Information — January 31, 2006 (unaudited)

			Plus
	Full		Unconsolidated	Pro-Rata
	Consolidation	Less Minority	Investments at	Consolidation
	(GAAP)	Interest	Pro-Rata	(Non-GAAP)

	(in thousands)
Assets
Real estate
Completed rental properties	$6,162,995	$765,827	$931,183	$6,328,351
Projects under development	886,256	84,241	394,648	1,196,663
Land held for development or sale	105,875	3,420	97,566	200,021

Total real estate	7,155,126	853,488	1,423,397	7,725,035
Less accumulated depreciation	(986,594)	(147,375)	(269,412)	(1,108,631)

Real estate, net	6,168,532	706,113	1,153,985	6,616,404

Cash and equivalents	254,734	33,026	13,522	235,230
Restricted cash	430,264	31,942	51,241	449,563
Notes and accounts receivable, net	265,264	30,562	(2,045)	232,657
Investments in and advances to affiliates	361,942	—	(155,245)	206,697
Other assets	509,605	37,042	93,873	566,436

Total assets	$7,990,341	$838,685	$1,155,331	$8,306,987

Liabilities and shareholders’ equity
Liabilities
Mortgage debt, nonrecourse	$5,159,432	$625,600	$966,107	$5,499,939
Notes payable	89,174	19,214	91,710	161,670
Bank revolving credit facility	82,500	—	—	82,500
Senior and subordinated debt	599,400	—	—	599,400
Accounts payable and accrued expenses	674,949	91,155	97,514	681,308
Deferred income taxes	387,788	—	—	387,788

Total liabilities	6,993,243	735,969	1,155,331	7,412,605

Minority interest	102,716	102,716	—	—

Total shareholders’ equity	894,382	—	—	894,382

Total liabilities and shareholders’ equity	$7,990,341	$838,685	$1,155,331	$8,306,987

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$266,275	$25,317	$75,331	$14,944	$331,233

Expenses
Operating expenses	158,997	13,135	49,221	8,975	204,058
Depreciation and amortization	43,564	3,738	14,718	1,522	56,066
Provision for decline in real estate	1,923	—	400	—	2,323

	204,484	16,873	64,339	10,497	262,447

Interest expense, including early extinguishment of debt	(74,789)	(6,912)	(14,101)	(1,625)	(83,603)
Amortization of mortgage procurement costs	(2,511)	(292)	(429)	(47)	(2,695)

Interest and other income	7,991	1,240	265	89	7,105
Equity in earnings of unconsolidated entities (Note 1)	6,310	—	(4,389)	—	1,921
Gain on disposition of rental properties	—	—	7,662	10,035	17,697

Earnings (loss) before income taxes	(1,208)	2,480	—	12,899	9,211

Income tax expense (benefit)
Current	(5,117)	—	—	662	(4,455)
Deferred	1,852	—	—	4,322	6,174

	(3,265)	—	—	4,984	1,719

Earnings before minority interest and discontinued operations	2,057	2,480	—	7,915	7,492

Minority interest	(2,480)	(2,480)	—	—	—

Earnings (loss) from continuing operations (Note 1)	(423)	—	—	7,915	7,492

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	1,757	—	—	(1,757)	—
Gain on disposition of rental properties	6,158	—	—	(6,158)	—

	7,915	—	—	(7,915)	—

Net earnings	$7,492	$—	$—	$—	$7,492

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended July 31, 2006, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings (loss) from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2006 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$542,752	$51,568	$145,108	$31,280	$667,572

Expenses
Operating expenses	316,332	25,627	97,636	23,692	412,033
Depreciation and amortization	85,787	7,009	27,726	3,301	109,805
Provision for decline in real estate	1,923	—	400	—	2,323

	404,042	32,636	125,762	26,993	524,161

Interest expense, including early extinguishment of debt	(144,233)	(13,660)	(27,792)	(3,913)	(162,278)
Amortization of mortgage procurement costs	(5,474)	(600)	(865)	(104)	(5,843)

Interest and other income	22,881	1,871	358	540	21,908
Equity in earnings of unconsolidated entities (Note 1)	6,689	—	1,291	—	7,980
Gain on disposition of rental properties	—	—	7,662	85,333	92,995

Earnings before income taxes	18,573	6,543	—	86,143	98,173

Income tax expense (benefit)
Current	(5,348)	—	—	(166)	(5,514)
Deferred	9,486	—	—	33,451	42,937

	4,138	—	—	33,285	37,423

Earnings before minority interest and discontinued operations	14,435	6,543	—	52,858	60,750

Minority interest	(6,543)	(6,543)	—	—	—

Earnings from continuing operations (Note 1)	7,892	—	—	52,858	60,750

Discontinued operations, net of tax and minority interest:
Operating earnings from rental properties	497	—	—	(497)	—
Gain on disposition of rental properties	52,361	—	—	(52,361)	—

	52,858	—	—	(52,858)	—

Net earnings	$60,750	$—	$—	$—	$60,750

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2006, one equity method investment was sold, Midtown Plaza. A pre-tax gain of $7,662 ($4,700 net of tax) has been reported in equity in earnings of unconsolidated entities in the Consolidated Statements of Earnings, and therefore is included in earnings from continuing operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Three Months Ended July 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$283,041	$28,309	$74,621	$27,586	$356,939

Expenses
Operating expenses	166,096	13,187	45,737	19,604	218,250
Depreciation and amortization	39,825	4,049	8,039	4,112	47,927
Provision for decline in real estate	1,120	46	—	—	1,074

	207,041	17,282	53,776	23,716	267,251

Interest expense, including early extinguishment of debt	(67,546)	(7,054)	(13,507)	(5,282)	(79,281)
Amortization of mortgage procurement costs	(2,562)	(339)	(282)	(509)	(3,014)

Interest and other income	6,620	584	327	135	6,498
Equity in earnings of unconsolidated entities (Note 1)	9,880	—	(7,383)	—	2,497

Earnings before income taxes	22,392	4,218	—	(1,786)	16,388

Income tax expense (benefit)
Current	62	—	—	(1,668)	(1,606)
Deferred	(3,148)	—	—	978	(2,170)

	(3,086)	—	—	(690)	(3,776)

Earnings before minority interest and discontinued operations	25,478	4,218	—	(1,096)	20,164

Minority interest	(4,218)	(4,218)	—	—	—

Earnings from continuing operations (Note 1)	21,260	—	—	(1,096)	20,164

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(1,096)	—	—	1,096	—

Net earnings	$20,164	$—	$—	$—	$20,164

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the three months ended July 31, 2005, no equity method investments were sold.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Consolidated Earnings Information – Six Months Ended July 31, 2005 (unaudited)

			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

	(in thousands)
Revenues from real estate operations	$566,306	$58,741	$150,046	$51,370	$708,981

Expenses
Operating expenses	321,992	28,198	93,015	37,779	424,588
Depreciation and amortization	80,231	8,880	22,792	7,893	102,036
Provision for decline in real estate	2,620	46	704	—	3,278

	404,843	37,124	116,511	45,672	529,902

Interest expense, including early extinguishment of debt	(133,748)	(14,766)	(26,438)	(10,373)	(155,793)
Amortization of mortgage procurement costs	(4,876)	(665)	(671)	(1,021)	(5,903)

Interest and other income	13,497	1,143	447	208	13,009
Equity in earnings of unconsolidated entities (Note 1)	29,916	—	(25,370)	—	4,546
Gain on disposition of rental properties and other investments	606	—	18,497	—	19,103

Earnings before income taxes	66,858	7,329	—	(5,488)	54,041

Income tax expense (benefit)
Current	8,648	—	—	(3,976)	4,672
Deferred	5,135	—	—	1,854	6,989

	13,783	—	—	(2,122)	11,661

Earnings before minority interest and discontinued operations	53,075	7,329	—	(3,366)	42,380

Minority interest	(7,329)	(7,329)	—	—	—

Earnings from continuing operations (Note 1)	45,746	—	—	(3,366)	42,380

Discontinued operations, net of tax and minority interest:
Operating loss from rental properties	(3,366)	—	—	3,366	—

Net earnings	$42,380	$—	$—	$—	$42,380

Note 1) Properties accounted for on the equity method do not meet the definition of a component of an entity under SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” and therefore are reported in continuing operations when sold. For the six months ended July 31, 2005, two equity method investments were sold, Colony Place and Showcase, resulting in a pre-tax gain on disposition of $18,497 ($11,349 net of tax). This gain has been reported in equity in earnings of unconsolidated entities in the Consolidated Statement of Earnings, and therefore is included in Earnings from Continuing Operations.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
The following schedules present information on investments in and advances to affiliates.
Investments in and Advances to Affiliates
Included in Investments in and Advances to Affiliates in the Consolidated Balance Sheet Information tables are unconsolidated investments in entities which we do not control and/or are not the primary beneficiary, and which are accounted for under the equity method of accounting, as well as advances to partners and other affiliates.
Following is a reconciliation of members’ and partners’ equity to our carrying value in the accompanying Consolidated Balance Sheet Information:

	July 31,	January 31,

	2006	2006

	(in thousands)

Members’ and partners’ equity as below	$741,275	$564,280
Equity of other members and partners	539,466	409,035

Company’s investment in partnerships	201,809	155,245
Advances to and on behalf of other affiliates (1)	211,846	206,697

Total investments in and advances to affiliates	$413,655	$361,942

(1)	As is customary within the real estate industry, the Company invests in certain projects through joint ventures. The Company provides funding for certain of its partners’ equity contributions. The most significant partnership for which the Company provides funding relates to Forest City Ratner Companies, representing the Commercial Group’s New York City operations and one unconsolidated project reported in the Residential Group. The Company consolidates the majority of its investments in these Commercial Group projects. The Company’s partner is the President and Chief Executive Officer of Forest City Ratner Companies and is the cousin to five executive officers of the Company. At July 31, 2006 and January 31, 2006, amounts advanced for projects on behalf of this partner, collateralized solely by each respective partnership interest were $50,937 and $50,230, respectively, of the $211,846 and $206,697 presented above for “Advances to and on behalf of other affiliates.” These advances entitle the Company to a preferred return on and of the outstanding balances, which are payable solely from cash flows of each respective property, as well as a deficit restoration obligation provided by the partner.
Summarized financial information for the equity method investments is as follows:

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)

	July 31, 2006	January 31, 2006	July 31, 2006	January 31, 2006

	(in thousands)		(in thousands)
Balance sheet:
Completed rental properties	$2,094,505	$1,946,922	$971,429	$931,183
Projects under development	1,137,348	854,316	506,716	394,648
Land held for development or sale	204,029	181,315	109,806	97,566
Accumulated depreciation	(555,910)	(529,501)	(288,869)	(269,412)
Restricted cash	579,821	317,850	130,408	51,241
Other assets	478,256	469,676	114,688	105,350

Total assets	$3,938,049	$3,240,578	$1,544,178	$1,310,576

Mortgage debt, nonrecourse	$2,603,527	$2,145,146	$1,127,771	$966,107
Other liabilities	593,247	531,152	214,598	189,224
Members’ and partners’ equity	741,275	564,280	201,809	155,245

Total liabilities and members’/partners’ equity	$3,938,049	$3,240,578	$1,544,178	$1,310,576

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Investments in and Advances to Affiliates (continued)

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Three Months Ended July 31,	2006	2005	2006	2005

	(in thousands)
Operations:
Revenues	$166,524	$157,765	$75,331	$74,621
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	1,921	2,497
Operating expenses	(110,211)	(96,667)	(49,221)	(45,737)
Interest expense including early extinguishment of debt	(33,820)	(39,602)	(14,101)	(13,507)
Provision for decline in real estate	(1,000)	—	(400)	—
Depreciation and amortization	(23,811)	(18,391)	(15,147)	(8,321)
Interest income	3,679	4,463	265	327
Gain on disposition of rental properties (2)	15,325	—	7,662	—

Net earnings (pre-tax)	$16,686	$7,568	$6,310	$9,880

	Combined (100%)		Pro-Rata Share
	(GAAP)		(Non-GAAP)
Six Months Ended July 31,	2006	2005	2006	2005

	(in thousands)
Operations:
Revenues	$334,212	$329,255	$145,108	$150,046
Equity in earnings of unconsolidated entities on a pro-rata basis	—	—	7,980	4,546
Operating expenses	(233,635)	(203,260)	(97,636)	(93,015)
Interest expense including early extinguishment of debt	(66,325)	(65,926)	(27,792)	(26,438)
Provision for decline in real estate	(1,000)	(704)	(400)	(704)
Depreciation and amortization	(61,286)	(58,255)	(28,591)	(23,463)
Interest income	6,727	6,950	358	447
Gain on disposition of rental properties (2)	15,325	81,708	7,662	18,497

Net earnings (loss) (pre-tax)	$(5,982)	$89,768	$6,689	$29,916

(2)	The following table shows the detail of gain on disposition of rental properties that were held by equity method investments:

		Combined (100%)		Pro-Rata Share		Combined (100%)		Pro-Rata Share
		(GAAP)		(non-GAAP)		(GAAP)		(non-GAAP)

		Three Months Ended July 31,				Six Months Ended July 31,
		2006	2005	2006	2005	2006	2005	2006	2005

		(in thousands)				(in thousands)
Midtown Plaza (Specialty Retail Center)	(Parma, Ohio)	$15,325	$—	$7,662	$—	$15,325	$—	$7,662	$—
Showcase (Specialty Retail Center)	(Las Vegas, Nevada)	—	—	—	—	—	71,005	—	13,146
Colony Place (Apartments)	(Fort Myers, Florida)	—	—	—	—	—	10,703	—	5,351

Total gain on disposition of equity method rental properties		15,325	$—	$7,662	$—	$15,325	$81,708	$7,662	$18,497

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt

	July 31, 2006
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Full consolidation:
Completed rental properties
Residential	$1,645,456	$200,163	$1,445,293	$1,180,674
Commercial
Retail centers	2,244,291	300,461	1,943,830	1,864,386
Office and other buildings	2,273,718	530,093	1,743,625	1,620,590
Corporate and other equipment	9,209	5,024	4,185	—

	6,172,674	1,035,741	5,136,933	4,665,650

Projects under development
Residential
Under construction	102,987	—	102,987	65,000
In development	179,395	—	179,395	56,598
Commercial
Retail centers
Under construction	217,854	—	217,854	99,719
In development	122,969	—	122,969	—
Office and other buildings
Under construction	90,009	—	90,009	34,465
In development	293,285	—	293,285	113,924

	1,006,499	—	1,006,499	369,706

Land held for development or sale	139,602	—	139,602	37,892

Total real estate and mortgage debt	$7,318,775	$1,035,741	$6,283,034	$5,073,248

Less minority interest:
Completed rental properties
Residential	$66,914	$7,107	$59,807	$55,080
Commercial
Retail centers	218,690	28,211	190,479	212,373
Office and other buildings	384,437	107,676	276,761	253,470
Corporate and other equipment	—	—	—	—

	670,041	142,994	527,047	520,923

Projects under development
Residential
Under construction	549	—	549	—
In development	—	—	—	—
Commercial
Retail centers
Under construction	5,458	—	5,458	6,401
In development	—	—	—	—
Office and other buildings
Under construction	3,922	—	3,922	—
In development	105,390	—	105,390	47,180

	115,319	—	115,319	53,581

Land held for development or sale	4,617	—	4,617	442

Total real estate and mortgage debt	$789,977	$142,994	$646,983	$574,946

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Real Estate and Related Nonrecourse Mortgage Debt (continued)

	July 31, 2006
		Less		Nonrecourse
		Accumulated		Mortgage
	Total Cost	Depreciation	Net Cost	Debt

	(in thousands)
Plus unconsolidated investments at pro-rata:
Completed rental properties
Residential	$633,709	$182,399	$451,310	$530,468
Commercial
Retail centers	176,792	46,189	130,603	163,062
Office and other buildings	160,927	60,281	100,646	100,891
Corporate and other equipment	1	—	1	—

	971,429	288,869	682,560	794,421

Projects under development
Residential
Under construction	130,409	—	130,409	145,663
In development	5,966	—	5,966	—
Commercial
Retail centers
Under construction	209,489	—	209,489	101,253
In development	45,199	—	45,199	7,093
Office and other buildings
Under construction	90,915	—	90,915	9,778
In development	24,738	—	24,738	8,651

	506,716	—	506,716	272,438

Land held for development or sale	109,806	—	109,806	60,912

Total real estate and mortgage debt	$1,587,951	$288,869	$1,299,082	$1,127,771

Pro-rata consolidation (non-GAAP):
Completed rental properties
Residential	$2,212,251	$375,455	$1,836,796	$1,656,062
Commercial
Retail centers	2,202,393	318,439	1,883,954	1,815,075
Office and other buildings	2,050,208	482,698	1,567,510	1,468,011
Corporate and other equipment	9,210	5,024	4,186	—

	6,474,062	1,181,616	5,292,446	4,939,148

Projects under development
Residential
Under construction	232,847	—	232,847	210,663
In development	185,361	—	185,361	56,598
Commercial
Retail centers
Under construction	421,885	—	421,885	194,571
In development	168,168	—	168,168	7,093
Office and other buildings
Under construction	177,002	—	177,002	44,243
In development	212,633	—	212,633	75,395

	1,397,896	—	1,397,896	588,563

Land held for development or sale	244,791	—	244,791	98,362

Total real estate and mortgage debt	$8,116,749	$1,181,616	$6,935,133	$5,626,073

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Results of Operations
Net Earnings — Net earnings for the three months ended July 31, 2006 were $7,492,000 versus $20,164,000 for the three months ended July 31, 2005. Although we have substantial recurring revenue sources from our properties, we are a transactional-based business, which could create substantial variances in net earnings between periods. This variance to the prior year is primarily attributable to the following decreases, which are net of tax and minority interest:
•	$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during the three months ended July 31, 2005;

•	Decrease of $7,312,000 ($11,120,000, pre-tax) primarily related to outlot land sales reported in the Commercial Group, which is made up of a decrease of $8,316,000, pre-tax, for our consolidated properties primarily at Simi Valley in California and a decrease of $2,804,000, pre-tax, primarily at Galleria at Sunset in Henderson, Nevada, an equity method property;

•	$3,908,000 ($6,370,000, pre-tax) related to the fair market value adjustments of certain of our 10-year forward swaps which were marked to market through earnings during the three months ended July 31, 2006 as a result of the derivatives not qualifying for hedge accounting;

•	Decrease of $2,397,000 ($3,905,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center in Brooklyn, New York that did not recur;

•	Decrease of $1,903,000 ($2,264,000, pre-tax) related to earnings reported in the Land Development Group primarily due to a decrease in land sales at Thornbury in Solon, Ohio and Suncoast Lakes in Pasco County, Florida, partially offset by an increase in land sales at Stapleton in Denver, Colorado; and

•	Decrease of $759,000 ($1,004,000, pre-tax) related to the expensing of stock options upon our adoption of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006.
These decreases were partially offset by the following increases, net of tax and minority interest:
•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza, a specialty retail center located in Parma, Ohio;

•	$6,158,000 ($10,035,000, pre-tax) primarily related to the 2006 gain on disposition of Providence at Palm Harbor, a consolidated apartment community located in Tampa, Florida; and

•	$1,856,000 ($3,025,000, pre-tax) related to the prior year write-off of a portion of our enterprise resource planning project that did not recur.
Net earnings for the six months ended July 31, 2006 were $60,750,000 versus $42,380,000 for the six months ended July 31, 2005. This variance to the prior year is primarily attributable to the following increases, which are net of tax and minority interest:
•	$52,361,000 ($85,333,000, pre tax) related to the 2006 gains on disposition of three consolidated properties, Providence at Palm Harbor, Hilton Times Square, a 444-room hotel located in Manhattan, New York, and G Street, a specialty retail center located in Philadelphia, Pennsylvania;

•	$5,520,000 ($8,838,000, pre-tax) related to income recognition on the sale of State of Rhode Island Historical Preservation Tax Credits for Ashton Mill, an apartment community located in Cumberland, Rhode Island;

•	$4,700,000 ($7,662,000, pre-tax) related to the 2006 gain on disposition of one equity method Commercial property, Midtown Plaza; and

•	$1,856,000 ($3,025,000, pre-tax) related to the prior year write-off of a portion of our enterprise resource planning project that did not recur.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
These increases were partially offset by the following decreases, net of tax and minority interest:
•	Decrease of $12,039,000 ($19,085,000, pre-tax) related to decreases in Commercial Group sales of land, outlots, and development projects. These decreases are made up of $7,008,000, pre-tax, related to a 2005 land sale at Twelve MetroTech Center, $4,886,000, pre-tax, in outlot land sales for our consolidated properties primarily at Simi Valley, $4,387,000, pre-tax, related to 2005 sales of development projects primarily in Las Vegas, Nevada and $2,804,000, pre-tax, in outlot land sales primarily at Galleria at Sunset, an equity method property;

•	$11,349,000 ($18,497,000, pre-tax) related to the 2005 gains on disposition of two equity method properties, Showcase, a specialty retail center located in Las Vegas, Nevada and Colony Place, an apartment community located in Fort Myers, Florida;

•	$10,000,000 related to the one-time reduction of deferred income taxes which resulted from a favorable change in our effective tax rate due to a change in the rate in the State of Ohio during the six months ended July 31, 2005;

•	Decrease of $6,129,000 ($9,118,000, pre-tax) related to earnings reported in the Land Development Group primarily due to a decrease in land sales at Stapleton, Thornbury, and Suncoast Lakes partially offset by an increase in land sales at Tangerine Crossing in Tucson, Arizona;

•	$3,908,000 ($6,370,000, pre-tax) related to the fair market value adjustments of certain of our 10-year forward swaps which were marked to market through earnings during the six months ended July 31, 2006 as a result of the derivatives not qualifying for hedge accounting;

•	Decrease of $2,284,000 ($3,722,000, pre-tax) related to our development fee revenue at Twelve MetroTech Center that did not recur; and

•	Decrease of $1,954,000 ($2,729,000, pre-tax) related to the expensing of stock options upon our adoption of SFAS No. 123(R) on February 1, 2006.
Net Operating Income (NOI) from Real Estate Groups — NOI, a non-GAAP measure, is defined as revenues (excluding straight-line rent adjustments) less operating expenses (including depreciation and amortization for non-real estate groups) plus interest income plus equity in earnings of unconsolidated entities (excluding gain on disposition of equity method operating properties) plus equity method depreciation and amortization. We believe NOI provides us, as well as our investors, additional information about our core business operations and, along with earnings, is necessary to understand our business and operating results. Under the full consolidation method (GAAP), NOI from the combination of the Commercial Group and the Residential Group (“Real Estate Groups”) for the three months ended July 31, 2006 was $120,287,000 compared to $128,104,000 for the three months ended July 31, 2005, a 6.1% decrease. NOI for the six months ended July 31, 2006 was $257,954,000 compared to $259,235,000 for the six months ended July 31, 2005, a 0.5% decrease. A reconciliation of NOI to the most comparable GAAP measure, net earnings, is presented on pages 6-7. A reconciliation of NOI to net earnings for each strategic business unit can be found on pages 35-46.
Management also analyzes property NOI using the pro-rata consolidation method because it provides operating data at our ownership share, and we publicly disclose and discuss our performance using this method of consolidation to complement our GAAP disclosures. Under the pro-rata consolidation method, NOI from the combination of the Commercial Group and the Residential Group for the three months ended July 31, 2006 was $127,348,000 compared to $134,819,000 for the three months ended July 31, 2005, a 5.5% decrease. NOI for the six months ended July 31, 2006 was $265,907,000 compared to $269,820,000 for the six months ended July 31, 2005, a 1.5% decrease. Comparable NOI increased 5.5% for the six months ended July 31, 2006 compared to the prior year. Comparable NOI for our retail portfolio is up 5.8% from the prior year and our residential portfolio has generated an increase of 7.4%.

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
EBDT — We use an additional measure, along with net earnings, to report our operating results. This non-GAAP measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.
We believe that EBDT provides additional information about our core operations and, along with net earnings, is necessary to understand our operating results. EBDT is used by the chief operating decision maker and management in assessing operating performance and to consider capital requirements and allocation of resources by segment and on a consolidated basis. We believe EBDT is important to investors because it provides another method for the investor to measure our long-term operating performance as net earnings can vary from year to year due to property dispositions, acquisitions and other factors that have a short-term impact.
EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of rental properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) non-cash charges from real estate operations of Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization, amortization of mortgage procurement costs and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax). Unlike the real estate segments, EBDT for the Nets segment equals net earnings.
EBDT is reconciled to net earnings, the most comparable financial measure calculated in accordance with GAAP, below. The adjustment to recognize rental revenues and rental expenses on the straight-line method is excluded because it is management’s opinion that rental revenues and expenses should be recognized when due from the tenants or due to the landlord. We exclude depreciation and amortization expense related to real estate operations from EBDT because we believe the values of our properties, in general, have appreciated over time in excess of their original cost. Deferred taxes from real estate operations, which are the result of timing differences of certain net expense items deducted in a future year for federal income tax purposes, are excluded until the year in which they are reflected in our current tax provision. The provision for decline in real estate is excluded from EBDT because it varies from year to year based on factors unrelated to our overall financial performance and is related to the ultimate gain on dispositions of operating properties. Our EBDT may not be directly comparable to similarly-titled measures reported by other companies.
Our EBDT for the three months ended July 31, 2006 decreased by 12.7% to $56,665,000 from $64,927,000 for the three months ended July 31, 2005. This variance to the prior year is primarily attributable to decreased outlot land sales reported in the Commercial Group of $11,964,000 primarily at Simi Valley in California and Galleria at Sunset in Henderson, Nevada; the fair market value adjustments of $6,370,000 for 10-year forward-swaps which were marked to market; and increased stock-based compensation expense of $853,000 as a result of our adoption on of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”), on February 1, 2006. These decreases were partially offset by approximately $11,000,000 of additional EBDT from operating activity in our Real Estate Groups.
Our EBDT for the six months ended July 31, 2006 decreased by 9.5% to $120,004,000 from $132,589,000 for the six months ended July 31, 2005. This variance to the prior year is primarily attributable to decreased EBDT of $7,268,000 reported in the Land Development Group; decreased outlot land sales of $10,008,000 in Commercial Group primarily at Simi Valley and Galleria at Sunset; a decrease of $5,360,000 related to a 2005 land sale at Twelve MetroTech Center and a decrease of $3,926,000 primarily related to a 2005 sale of a development project in Las Vegas, Nevada, both of which did not recur; the fair market value adjustments of $6,370,000 for 10-year forward-swaps which were marked to market; and a decrease of $2,107,000 related to increased stock-based compensation expense as a result of our adoption of SFAS No. 123(R) on February 1, 2006. These decreases were partially offset by $5,520,000 related to income recognition on the sale of State of Rhode Island Historical Preservation Tax Credits for Ashton Mill, an apartment community located in Cumberland, Rhode Island, as well as EBDT increases of approximately $17,000,000 from operating activity in our Real Estate Groups.
Stock-Based Compensation — We adopted SFAS No. 123 (Revised), “Share-Based Payment” (“SFAS No. 123(R)”) on February 1, 2006 which required the recognition of additional compensation costs related to the estimated fair value of our employee stock options. Previously, we did not expense stock options. We have and will continue to expense restricted stock consistent with prior quarters because the accounting treatment remains substantially the same under SFAS No. 123(R). The adoption of this standard lowered net earnings and EBDT by $759,000 and $853,000, respectively, for the three months ended July 31, 2006, and $1,954,000 and $2,107,000, respectively, for the six months ended July 31, 2006. Diluted net earnings per share and EBDT per share were lower by $0.01 for the three months ended July 31, 2006 and were lower by $0.02 for the six months ended July 31, 2006 due to SFAS No. 123(R).

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of EBDT - The information in the tables on pages 35-46 present amounts for both full consolidation and pro-rata consolidation, providing a reconciliation of the difference between the two methods, as well as reconciliation from NOI to EBDT to net earnings. Under the pro-rata consolidation method, we present our partnership investments proportionate to our pro-rata share for each line item of our consolidated financial statements. Under full consolidation, partnership assets and liabilities are reported as consolidated at 100% if deemed under our control or if we are deemed to be the primary beneficiary for investments in the VIEs, or on the equity method of accounting if we do not have control or are not the primary beneficiary for investments in VIEs.
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)

	Three Months Ended July 31,		Six Months Ended July 31,
	2006	2005	2006	2005

	(in thousands)		(in thousands)
Net earnings	$7,492	$20,164	$60,750	$42,380
Depreciation and amortization — Real Estate Groups (4)	54,385	45,965	101,585	92,237
Amortization of mortgage procurement costs — Real Estate Groups (4)	2,446	2,902	5,355	5,633
Deferred income tax expense — Real Estate Groups (5)	6,959	(2,998)	43,389	4,986
Deferred income tax expense — Non Real-Estate Groups: (5)
Gain on disposition of other investments	—	(4)	—	174

Current income tax expense on non-operating earnings: (5)
Gain on disposition of other investments	—	(2)	—	60
Gain on disposition included in discontinued operations	—	—	(29)	—
Gain on disposition of equity method rental properties	2,657	(187)	2,657	7,927

Straight-line rent adjustment (3)	(1,900)	(1,987)	(3,031)	(4,983)
Provision for decline in real estate, net of minority interest	1,923	1,074	1,923	2,574
Provision for decline in real estate of equity method rental properties	400	—	400	704
Gain on disposition of equity method rental properties	(7,662)	—	(7,662)	(18,497)
Gain on disposition of other investments	—	—	—	(606)

Discontinued operations: (1)
Gain on disposition of rental properties	(7,342)	—	(143,726)	—
Minority interest — Gain on disposition	(2,693)	—	58,393	—

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2)	$56,665	$64,927	$120,004	$132,589

(1)	Pursuant to the definition of a component of an entity of SFAS No. 144, assuming no significant continuing involvement, all earnings of properties and a division which have been sold or held for sale are reported as discontinued operations.

(2)	The Company uses an additional measure, along with net earnings, to report its operating results. This measure, referred to as Earnings Before Depreciation, Amortization and Deferred Taxes (“EBDT”), is not a measure of operating results as defined by generally accepted accounting principles and may not be directly comparable to similarly-titled measures reported by other companies. The Company believes that EBDT provides additional information about its operations, and along with net earnings, is necessary to understand its operating results. EBDT is defined as net earnings excluding the following items: i) gain (loss) on disposition of operating properties, divisions and other investments (net of tax); ii) the adjustment to recognize rental revenues and rental expense using the straight-line method; iii) noncash charges from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., for depreciation, amortization (including amortization of mortgage procurement costs) and deferred income taxes; iv) provision for decline in real estate (net of tax); v) extraordinary items (net of tax); and vi) cumulative effect of change in accounting principle (net of tax).

(3)	The Company recognizes minimum rents on a straight-line basis over the term of the related lease pursuant to the provision of SFAS No. 13, “Accounting for Leases.” The straight-line rent adjustment is recorded as an increase or decrease to revenue from Forest City Rental Properties Corporation, a wholly-owned subsidiary of Forest City Enterprises, Inc., with the applicable offset to either accounts receivable or accounts payable, as appropriate.

(4)	The following table provides detail of depreciation and amortization and amortization of mortgage procurement costs. The Company’s Real Estate Groups are owned by Forest City Rental Properties Corporation, a wholly-owned subsidiary engaged in the ownership, development, acquisition and management of real estate projects, including apartment complexes, regional malls and retail centers, hotels, office buildings and mixed-use facilities, as well as large land development projects.

	Depreciation and Amortization				Amortization of Mortgage Procurement Costs
	Three Months Ended July 31,		Six Months Ended July 31,		Three Months Ended July 31,		Six Months Ended July 31,

	2006	2005	2006	2005	2006	2005	2006	2005

Full Consolidation	$43,564	$39,825	$85,787	$80,231	$2,511	$2,562	$5,474	$4,876
Non-Real Estate Groups	(347)	(279)	(696)	(538)	(98)	(134)	(190)	(202)

Real Estate Groups Full Consolidation	43,217	39,546	85,091	79,693	2,413	2,428	5,284	4,674
Real Estate Groups related to minority interest	(3,738)	(4,049)	(7,009)	(8,880)	(292)	(339)	(600)	(665)
Real Estate Groups Equity Method	13,384	6,356	20,202	13,531	278	304	567	603
Real Estate Groups Discontinued Operations	1,522	4,112	3,301	7,893	47	509	104	1,021

Real Estate Groups Pro-Rata Consolidation	$54,385	$45,965	$101,585	$92,237	$2,446	$2,902	$5,355	$5,633

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Reconciliation of Net Earnings to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (2) (continued)
(5)	The following table provides detail of Income Tax Expense (Benefit):

			Three Months Ended July 31,		Six Months Ended July 31,
			2006	2005	2006	2005

			(in thousands)		(in thousands)
(A	)	Operating earnings
		Current	$(7,774)	$251	$(8,005)	$661
		Deferred	2,445	(2,768)	10,079	7,007

			(5,329)	(2,517)	2,074	7,668

(B	)	Provision for decline in real estate
		Deferred	(743)	(402)	(743)	(995)
		Deferred-Equity method investment	(155)	7	(155)	(272)

			(898)	(395)	(898)	(1,267)

(C	)	Gain on disposition of other investments
		Current — Non-Real Estate Groups	—	(2)	—	60
		Deferred — Real Estate Groups	—	(4)	—	174

			—	(6)	—	234

(D	)	Gain on disposition of equity method rental properties
		Current	2,657	(187)	2,657	7,927
		Deferred	305	19	305	(779)

			2,962	(168)	2,962	7,148

		Subtotal (A) (B) (C) (D)
		Current	(5,117)	62	(5,348)	8,648
		Deferred	1,852	(3,148)	9,486	5,135

		Income tax expense	(3,265)	(3,086)	4,138	13,783

(E	)	Discontinued operations — Rental Properties Operating earnings
		Current	662	(1,668)	(137)	(3,976)
		Deferred	445	978	450	1,854

			1,107	(690)	313	(2,122)

		Gain on disposition of rental properties
		Current	—	—	(29)	—
		Deferred	3,877	—	33,001	—

			3,877	—	32,972	—

			4,984	(690)	33,285	(2,122)

		Grand Total (A) (B) (C) (D) (E)
		Current	(4,455)	(1,606)	(5,514)	4,672
		Deferred	6,174	(2,170)	42,937	6,989

			$1,719	$(3,776)	$37,423	$11,661

		Recap of Grand Total:
		Real Estate Groups
		Current	1,134	1,246	2,445	12,424
		Deferred	6,959	(2,998)	43,389	4,986

			8,093	(1,752)	45,834	17,410

		Non-Real Estate Groups
		Current	(5,589)	(2,852)	(7,959)	(7,752)
		Deferred	(785)	828	(452)	2,003

			(6,374)	(2,024)	(8,411)	(5,749)

		Grand Total	$1,719	$(3,776)	$37,423	$11,661

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$181,142	$21,000	$24,947	$14,634	$199,723	$63,039	$2,314	$31,319	$310	$92,354
Exclude straight-line rent adjustment	(3,369)	—	—	(15)	(3,384)	(8)	—	—	—	(8)

Adjusted revenues	177,773	21,000	24,947	14,619	196,339	63,031	2,314	31,319	310	92,346

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	93,147	10,607	14,247	8,715	105,502	42,841	1,561	18,075	260	59,615
Exclude straight-line rent adjustment	(1,186)	—	—	(306)	(1,492)	—	—	—	—	—

Adjusted operating expenses	91,961	10,607	14,247	8,409	104,010	42,841	1,561	18,075	260	59,615

Add interest and other income	2,374	814	(47)	84	1,597	1,424	28	210	5	1,611

Add equity in earnings of unconsolidated entities	9,902	—	(10,315)	—	(413)	(5,815)	—	5,308	—	(507)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	2,796	—	(2,796)	—	—	10,866	—	(10,866)	—	—

Net operating income	93,622	11,207	4,804	6,294	93,513	26,665	781	7,896	55	33,835

Interest expense, including early extinguishment of debt	44,726	5,948	4,804	1,554	45,136	14,813	775	7,896	71	22,005

Income tax expense (benefit)	2,377	—	—	812	3,189	(1,897)	—	—	(150)	(2,047)

Minority interest in earnings before depreciation and amortization	5,259	5,259	—	—	—	6	6	—	—	—

Add: EBDT from discontinued operations	3,928	—	—	(3,928)	—	134	—	—	(134)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$45,188	$—	$—	$—	$45,188	$13,877	$—	$—	$—	$13,877

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$45,188	$—	$—	$—	$45,188	$13,877	$—	$—	$—	$13,877

Depreciation and amortization — Real Estate Groups	(30,336)	—	—	(1,480)	(31,816)	(22,484)	—	—	(42)	(22,526)

Amortization of mortgage procurement costs — Real Estate Groups	(1,751)	—	—	(46)	(1,797)	(648)	—	—	(1)	(649)

Deferred taxes — Real Estate Groups	(4,927)	—	—	(318)	(5,245)	2,098	—	—	(127)	1,971

Straight-line rent adjustment	2,183	—	—	(291)	1,892	8	—	—	—	8

Gain on disposition of rental properties, net of tax	—	—	4,700	1,652	6,352	—	—	—	4,506	4,506

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(1,480)	—	—	1,480	—	(42)	—	—	42	—
Amortization of mortgage procurement costs — Real Estate Groups	(46)	—	—	46	—	(1)	—	—	1	—
Deferred taxes — Real Estate Groups	(318)	—	—	318	—	(127)	—	—	127	—
Straight-line rent adjustment	(291)	—	—	291	—	—	—	—	—	—
Gain on disposition of rental properties	1,652	—	—	(1,652)	—	4,506	—	—	(4,506)	—

Net earnings	$13,149	$—	$—	$—	$13,149	$(2,813)	$—	$—	$—	$(2,813)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$22,094	$2,003	$12,774	$—	$32,865	$—	$—	$6,291	$—	$6,291
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	22,094	2,003	12,774	—	32,865	—	—	6,291	—	6,291

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	12,632	967	9,317	—	20,982	—	—	9,067	—	9,067
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	12,632	967	9,317	—	20,982	—	—	9,067	—	9,067

Add interest and other income	4,066	398	59	—	3,727	—	—	43	—	43

Add equity in earnings of unconsolidated entities	6,264	—	(3,411)	—	2,853	(4,041)	—	4,029	—	(12)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	19,792	1,434	105	—	18,463	(4,041)	—	1,296	—	(2,745)

Interest expense, including early extinguishment of debt	2,643	189	105	—	2,559	—	—	1,296	—	1,296

Income tax expense (benefit)	5,323	—	—	—	5,323	(1,840)	—	—	—	(1,840)

Minority interest in earnings before depreciation and amortization	1,245	1,245	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,581	$—	$—	$—	$10,581	$(2,201)	$—	$—	$—	$(2,201)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$10,581	$—	$—	$—	$10,581	$(2,201)	$—	$—	$—	$(2,201)

Depreciation and amortization — Real Estate Groups	(43)	—	—	—	(43)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	(784)	—	—	—	(784)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$9,754	$—	$—	$—	$9,754	$(2,201)	$—	$—	$—	$(2,201)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$266,275	$25,317	$75,331	$14,944	$331,233
Exclude straight-line rent adjustment	—	—	—	—	—	(3,377)	—	—	(15)	(3,392)

Adjusted revenues	—	—	—	—	—	262,898	25,317	75,331	14,929	327,841

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	10,822	—	—	—	10,822	159,442	13,135	50,706	8,975	205,988
Exclude straight-line rent adjustment	—	—	—	—	—	(1,186)	—	—	(306)	(1,492)

Adjusted operating expenses	10,822	—	—	—	10,822	158,256	13,135	50,706	8,669	204,496

Add interest and other income	127	—	—	—	127	7,991	1,240	265	89	7,105

Add equity in earnings of unconsolidated entities	—	—	—	—	—	6,310	—	(4,389)	—	1,921

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	13,662	—	(13,662)	—	—

Net operating income	(10,695)	—	—	—	(10,695)	125,343	13,422	14,101	6,349	132,371

Interest expense, including early extinguishment of debt	12,607	—	—	—	12,607	74,789	6,912	14,101	1,625	83,603

Income tax expense (benefit)	(12,522)	—	—	—	(12,522)	(8,559)	—	—	662	(7,897)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,510	6,510	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	4,062	—	—	(4,062)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(10,780)	$—	$—	$—	$(10,780)	$56,665	$—	$—	$—	$56,665

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(10,780)	$—	$—	$—	$(10,780)	$56,665	$—	$—	$—	$56,665

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(52,863)	—	—	(1,522)	(54,385)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,399)	—	—	(47)	(2,446)

Deferred taxes — Real Estate Groups	383	—	—	—	383	(3,230)	—	—	(445)	(3,675)

Straight-line rent adjustment	—	—	—	—	—	2,191	—	—	(291)	1,900

Gain on disposition of rental properties, net of tax	—	—	—	—	—	—	—	4,700	6,158	10,858

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,522)	—	—	1,522	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(47)	—	—	47	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(445)	—	—	445	—
Straight-line rent adjustment	—	—	—	—	—	(291)	—	—	291	—
Gain on disposition of rental properties	—	—	—	—	—	6,158	—	—	(6,158)	—

Net earnings	$(10,397)	$—	$—	$—	$(10,397)	$7,492	$—	$—	$—	$7,492

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands)

	Commercial Group 2006					Residential Group 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$377,481	$44,160	$47,596	$30,380	$411,297	$122,361	$4,558	$62,116	$900	$180,819
Exclude straight-line rent adjustment	(6,053)	—	—	(31)	(6,084)	(19)	—	—	—	(19)

Adjusted revenues	371,428	44,160	47,596	30,349	405,213	122,342	4,558	62,116	900	180,800

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	191,879	21,125	27,589	23,023	221,366	80,656	2,900	35,913	669	114,338
Exclude straight-line rent adjustment	(2,353)	—	—	(718)	(3,071)	—	—	—	—	—

Adjusted operating expenses	189,526	21,125	27,589	22,305	218,295	80,656	2,900	35,913	669	114,338

Add interest and other income	3,259	1,124	(156)	533	2,512	11,356	16	321	7	11,668

Add equity in earnings of unconsolidated entities	11,420	—	(12,198)	—	(778)	(5,176)	—	4,301	—	(875)

Remove gain on disposition of equity method rental properties	(7,662)	—	7,662	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	400	—	(400)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	5,602	—	(5,602)	—	—	15,167	—	(15,167)	—	—

Net operating income	194,921	24,159	9,313	8,577	188,652	63,033	1,674	15,658	238	77,255

Interest expense, including early extinguishment of debt	88,900	11,825	9,313	3,651	90,039	28,081	1,517	15,658	262	42,484

Income tax expense (benefit)	4,768	—	—	60	4,828	(2,724)	—	—	(197)	(2,921)

Minority interest in earnings before depreciation and amortization	12,334	12,334	—	—	—	157	157	—	—	—

Add: EBDT from discontinued operations	4,866	—	—	(4,866)	—	173	—	—	(173)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$93,785	$—	$—	$—	$93,785	$37,692	$—	$—	$—	$37,692

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$93,785	$—	$—	$—	$93,785	$37,692	$—	$—	$—	$37,692

Depreciation and amortization — Real Estate Groups	(59,844)	—	—	(3,159)	(63,003)	(38,366)	—	—	(142)	(38,508)

Amortization of mortgage procurement costs — Real Estate Groups	(3,717)	—	—	(100)	(3,817)	(1,534)	—	—	(4)	(1,538)

Deferred taxes — Real Estate Groups	(11,509)	—	—	(318)	(11,827)	(997)	—	—	(132)	(1,129)

Straight-line rent adjustment	3,700	—	—	(687)	3,013	19	—	—	—	19

Gain on disposition of rental properties and other investments, net of tax	—	—	4,700	47,855	52,555	—	—	—	4,506	4,506

Provision for decline in real estate, net of tax and minority interest	(1,180)	—	(245)	—	(1,425)	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	4,700	—	(4,700)	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(245)	—	245	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(3,159)	—	—	3,159	—	(142)	—	—	142	—
Amortization of mortgage procurement costs — Real Estate Groups	(100)	—	—	100	—	(4)	—	—	4	—
Deferred taxes — Real Estate Groups	(318)	—	—	318	—	(132)	—	—	132	—
Straight-line rent adjustment	(687)	—	—	687	—	—	—	—	—	—
Gain on disposition of rental properties	47,855	—	—	(47,855)	—	4,506	—	—	(4,506)	—

Net earnings	$69,281	$—	$—	$—	$69,281	$1,042	$—	$—	$—	$1,042

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands) (continued)

	Land Development Group 2006					The Nets 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$42,910	$2,850	$16,841	$—	$56,901	$—	$—	$18,555	$—	$18,555
Exclude straight-line rent adjustment	1	—	—	—	1	—	—	—	—	—

Adjusted revenues	42,911	2,850	16,841	—	56,902	—	—	18,555	—	18,555

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	25,733	1,602	12,924	—	37,055	—	—	29,032	—	29,032
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	25,733	1,602	12,924	—	37,055	—	—	29,032	—	29,032

Add interest and other income	7,612	731	81	—	6,962	—	—	112	—	112

Add equity in earnings of unconsolidated entities	13,187	—	(3,509)	—	9,678	(12,742)	—	12,697	—	(45)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	37,977	1,979	489	—	36,487	(12,742)	—	2,332	—	(10,410)

Interest expense, including early extinguishment of debt	4,472	318	489	—	4,643	—	—	2,332	—	2,332

Income tax expense (benefit)	14,413	—	—	—	14,413	(5,166)	—	—	—	(5,166)

Minority interest in earnings before depreciation and amortization	1,661	1,661	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$17,431	$—	$—	$—	$17,431	$(7,576)	$—	$—	$—	$(7,576)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$17,431	$—	$—	$—	$17,431	$(7,576)	$—	$—	$—	$(7,576)

Depreciation and amortization — Real Estate Groups	(74)	—	—	—	(74)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	2,069	—	—	—	2,069	—	—	—	—	—

Straight-line rent adjustment	(1)	—	—	—	(1)	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	$19,425	$—	$—	$—	$19,425	$(7,576)	$—	$—	$—	$(7,576)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2006 (in thousands) (continued)

	Corporate Activities 2006					Total 2006
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$542,752	$51,568	$145,108	$31,280	$667,572
Exclude straight-line rent adjustment	—	—	—	—	—	(6,071)	—	—	(31)	(6,102)

Adjusted revenues	—	—	—	—	—	536,681	51,568	145,108	31,249	661,470

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	18,950	—	—	—	18,950	317,218	25,627	105,458	23,692	420,741
Exclude straight-line rent adjustment	—	—	—	—	—	(2,353)	—	—	(718)	(3,071)

Adjusted operating expenses	18,950	—	—	—	18,950	314,865	25,627	105,458	22,974	417,670

Add interest and other income	654	—	—	—	654	22,881	1,871	358	540	21,908

Add equity in earnings of unconsolidated entities	—	—	—	—	—	6,689	—	1,291	—	7,980

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(7,662)	—	7,662	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	400	—	(400)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	20,769	—	(20,769)	—	—

Net operating income	(18,296)	—	—	—	(18,296)	264,893	27,812	27,792	8,815	273,688

Interest expense, including early extinguishment of debt	22,780	—	—	—	22,780	144,233	13,660	27,792	3,913	162,278

Income tax expense (benefit)	(19,748)	—	—	—	(19,748)	(8,457)	—	—	(137)	(8,594)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	14,152	14,152	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	5,039	—	—	(5,039)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,328)	$—	$—	$—	$(21,328)	$120,004	$—	$—	$—	$120,004

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(21,328)	$—	$—	$—	$(21,328)	$120,004	$—	$—	$—	$120,004

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(98,284)	—	—	(3,301)	(101,585)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(5,251)	—	—	(104)	(5,355)

Deferred taxes — Real Estate Groups	(94)	—	—	—	(94)	(10,531)	—	—	(450)	(10,981)

Straight-line rent adjustment	—	—	—	—	—	3,718	—	—	(687)	3,031

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	4,700	52,361	57,061

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,180)	—	(245)	—	(1,425)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	4,700	—	(4,700)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(245)	—	245	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(3,301)	—	—	3,301	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(104)	—	—	104	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(450)	—	—	450	—
Straight-line rent adjustment	—	—	—	—	—	(687)	—	—	687	—
Gain on disposition of rental properties	—	—	—	—	—	52,361	—	—	(52,361)	—

Net earnings	$(21,422)	$—	$—	$—	$(21,422)	$60,750	$—	$—	$—	$60,750

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$207,294	$23,208	$28,299	$23,241	$235,626	$51,927	$3,626	$30,289	$4,345	$82,935
Exclude straight-line rent adjustment	(3,799)	—	—	(32)	(3,831)	9	—	—	—	9

Adjusted revenues	203,495	23,208	28,299	23,209	231,795	51,936	3,626	30,289	4,345	82,944

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	109,658	10,120	15,095	17,419	132,052	35,110	2,314	16,913	2,185	51,894
Exclude straight-line rent adjustment	(1,236)	—	—	(599)	(1,835)	—	—	—	—	—

Adjusted operating expenses	108,422	10,120	15,095	16,820	130,217	35,110	2,314	16,913	2,185	51,894

Add interest and other income	853	125	(227)	37	538	699	10	460	98	1,247

Add equity in earnings of unconsolidated entities	6,452	—	(6,075)	—	377	1,541	—	(1,512)	—	29

Add back equity method depreciation and amortization expense	2,469	—	(2,469)	—	—	4,191	—	(4,191)	—	—

Net operating income	104,847	13,213	4,433	6,426	102,493	23,257	1,322	8,133	2,258	32,326

Interest expense, including early extinguishment of debt	43,563	5,816	4,433	3,608	45,788	10,857	1,087	8,133	1,674	19,577

Income tax expense (benefit)	4,723	—	—	(1,449)	3,274	(2,741)	—	—	(219)	(2,960)

Minority interest in earnings before depreciation and amortization	7,397	7,397	—	—	—	235	235	—	—	—

Add: EBDT from discontinued operations	4,267	—	—	(4,267)	—	803	—	—	(803)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$53,431	$—	$—	$—	$53,431	$15,709	$—	$—	$—	$15,709

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$53,431	$—	$—	$—	$53,431	$15,709	$—	$—	$—	$15,709

Depreciation and amortization — Real Estate Groups	(28,811)	—	—	(3,030)	(31,841)	(12,988)	—	—	(1,082)	(14,070)

Amortization of mortgage procurement costs — Real Estate Groups	(1,726)	—	—	(475)	(2,201)	(667)	—	—	(34)	(701)

Deferred taxes — Real Estate Groups	1,857	—	—	(964)	893	1,174	—	—	(14)	1,160

Straight-line rent adjustment	2,563	—	—	(567)	1,996	(9)	—	—	—	(9)

Gain on disposition of rental properties, net of tax	—	—	119	—	119	—	—	49	—	49

Provision for decline in real estate, net of tax and minority interest	(13)	—	(7)	—	(20)	(659)	—	—	—	(659)

Gain on disposition of equity method rental properties, net of tax	119	—	(119)	—	—	49	—	(49)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(7)	—	7	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(3,030)	—	—	3,030	—	(1,082)	—	—	1,082	—
Amortization of mortgage procurement costs — Real Estate Groups	(475)	—	—	475	—	(34)	—	—	34	—
Deferred taxes — Real Estate Groups	(964)	—	—	964	—	(14)	—	—	14	—
Straight-line rent adjustment	(567)	—	—	567	—	—	—	—	—	—

Net earnings	$22,377	$—	$—	$—	$22,377	$1,479	$—	$—	$—	$1,479

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$23,820	$1,475	$11,230	$—	$33,575	$—	$—	$4,803	$—	$4,803
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	23,820	1,475	11,230	—	33,575	—	—	4,803	—	4,803

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	13,895	753	6,717	—	19,859	—	—	8,673	—	8,673
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	13,895	753	6,717	—	19,859	—	—	8,673	—	8,673

Add interest and other income	4,615	449	37	—	4,203	—	—	57	—	57

Add equity in earnings of unconsolidated entities	6,507	—	(4,416)	—	2,091	(4,620)	—	4,620	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	21,047	1,171	134	—	20,010	(4,620)	—	807	—	(3,813)

Interest expense, including early extinguishment of debt	1,848	151	134	—	1,831	—	—	807	—	807

Income tax expense (benefit)	8,191	—	—	—	8,191	(1,708)	—	—	—	(1,708)

Minority interest in earnings before depreciation and amortization	1,020	1,020	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,988	$—	$—	$—	$9,988	$(2,912)	$—	$—	$—	$(2,912)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$9,988	$—	$—	$—	$9,988	$(2,912)	$—	$—	$—	$(2,912)

Depreciation and amortization — Real Estate Groups	(54)	—	—	—	(54)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	1,723	—	—	—	1,723	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Net earnings	$11,657	$—	$—	$—	$11,657	$(2,912)	$—	$—	$—	$(2,912)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended July 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$283,041	$28,309	$74,621	$27,586	$356,939
Exclude straight-line rent adjustment	—	—	—	—	—	(3,790)	—	—	(32)	(3,822)

Adjusted revenues	—	—	—	—	—	279,251	28,309	74,621	27,554	353,117

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	7,846	—	—	—	7,846	166,509	13,187	47,398	19,604	220,324
Exclude straight-line rent adjustment	—	—	—	—	—	(1,236)	—	—	(599)	(1,835)

Adjusted operating expenses	7,846	—	—	—	7,846	165,273	13,187	47,398	19,005	218,489

Add interest and other income	453	—	—	—	453	6,620	584	327	135	6,498

Add equity in earnings of unconsolidated entities	—	—	—	—	—	9,880	—	(7,383)	—	2,497

Add back equity method depreciation and amortization expense	—	—	—	—	—	6,660	—	(6,660)	—	—

Net operating income	(7,393)	—	—	—	(7,393)	137,138	15,706	13,507	8,684	143,623

Interest expense, including early extinguishment of debt	11,278	—	—	—	11,278	67,546	7,054	13,507	5,282	79,281

Income tax expense (benefit)	(7,382)	—	—	—	(7,382)	1,083	—	—	(1,668)	(585)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	8,652	8,652	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	5,070	—	—	(5,070)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,289)	$—	$—	$—	$(11,289)	$64,927	$—	$—	$—	$64,927

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(11,289)	$—	$—	$—	$(11,289)	$64,927	$—	$—	$—	$64,927

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(41,853)	—	—	(4,112)	(45,965)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(2,393)	—	—	(509)	(2,902)

Deferred taxes — Real Estate Groups	(1,154)	—	—	—	(1,154)	3,600	—	—	(978)	2,622

Straight-line rent adjustment	—	—	—	—	—	2,554	—	—	(567)	1,987

Gain on disposition of rental properties and other investments, net of tax	6	—	—	—	6	6	—	168	—	174

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(672)	—	(7)	—	(679)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	168	—	(168)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(7)	—	7	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(4,112)	—	—	4,112	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(509)	—	—	509	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(978)	—	—	978	—
Straight-line rent adjustment	—	—	—	—	—	(567)	—	—	567	—

Net earnings	$(12,437)	$—	$—	$—	$(12,437)	$20,164	$—	$—	$—	$20,164

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands)

	Commercial Group 2005					Residential Group 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$405,299	$47,652	$49,869	$42,802	$450,318	$101,533	$7,440	$60,575	$8,568	$163,236
Exclude straight-line rent adjustment	(8,695)	—	—	(63)	(8,758)	14	—	—	—	14

Adjusted revenues	396,604	47,652	49,869	42,739	441,560	101,547	7,440	60,575	8,568	163,250

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	203,131	21,203	27,364	33,444	242,736	67,405	5,105	33,582	4,335	100,217
Exclude straight-line rent adjustment	(2,564)	—	—	(1,197)	(3,761)	—	—	—	—	—

Adjusted operating expenses	200,567	21,203	27,364	32,247	238,975	67,405	5,105	33,582	4,335	100,217

Add interest and other income	2,119	262	(458)	109	1,508	1,589	25	719	99	2,382

Add equity in earnings of unconsolidated entities	20,103	—	(19,711)	—	392	8,904	—	(8,984)	—	(80)

Remove gain on disposition of equity method rental properties	(13,145)	—	13,145	—	—	(5,352)	—	5,352	—	—

Add back provision for decline in real estate of equity method rental properties	704	—	(704)	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	5,749	—	(5,749)	—	—	8,385	—	(8,385)	—	—

Net operating income	211,567	26,711	9,028	10,601	204,485	47,668	2,360	15,695	4,332	65,335

Interest expense, including early extinguishment of debt	85,907	12,342	9,028	7,091	89,684	22,120	2,177	15,695	3,282	38,920

Income tax expense (benefit)	10,757	—	—	(3,497)	7,260	(4,582)	—	—	(479)	(5,061)

Minority interest in earnings before depreciation and amortization	14,369	14,369	—	—	—	183	183	—	—	—

Add: EBDT from discontinued operations	7,007	—	—	(7,007)	—	1,529	—	—	(1,529)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,541	$—	$—	$—	$107,541	$31,476	$—	$—	$—	$31,476

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$107,541	$—	$—	$—	$107,541	$31,476	$—	$—	$—	$31,476

Depreciation and amortization — Real Estate Groups	(59,238)	—	—	(5,751)	(64,989)	(25,001)	—	—	(2,142)	(27,143)

Amortization of mortgage procurement costs — Real Estate Groups	(3,336)	—	—	(950)	(4,286)	(1,276)	—	—	(71)	(1,347)

Deferred taxes — Real Estate Groups	(3,611)	—	—	(1,824)	(5,435)	(707)	—	—	(30)	(737)

Straight-line rent adjustment	6,131	—	—	(1,134)	4,997	(14)	—	—	—	(14)

Gain on disposition of rental properties and other investments, net of tax	—	—	8,064	—	8,064	—	—	3,285	—	3,285

Provision for decline in real estate, net of tax and minority interest	(920)	—	(432)	—	(1,352)	(659)	—	—	—	(659)

Gain on disposition of equity method rental properties, net of tax	8,064	—	(8,064)	—	—	3,285	—	(3,285)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	(432)	—	432	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(5,751)	—	—	5,751	—	(2,142)	—	—	2,142	—
Amortization of mortgage procurement costs — Real Estate Groups	(950)	—	—	950	—	(71)	—	—	71	—
Deferred taxes — Real Estate Groups	(1,824)	—	—	1,824	—	(30)	—	—	30	—
Straight-line rent adjustment	(1,134)	—	—	1,134	—	—	—	—	—	—

Net earnings	$44,540	$—	$—	$—	$44,540	$4,861	$—	$—	$—	$4,861

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands) (continued)

	Land Development Group 2005					The Nets 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$59,474	$3,649	$22,330	$—	$78,155	$—	$—	$17,272	$—	$17,272
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	59,474	3,649	22,330	—	78,155	—	—	17,272	—	17,272

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	34,921	1,890	12,286	—	45,317	—	—	29,112	—	29,112
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	34,921	1,890	12,286	—	45,317	—	—	29,112	—	29,112

Add interest and other income	8,817	856	71	—	8,032	—	—	115	—	115

Add equity in earnings of unconsolidated entities	14,125	—	(9,876)	—	4,249	(13,216)	—	13,201	—	(15)

Remove gain on disposition of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	47,495	2,615	239	—	45,119	(13,216)	—	1,476	—	(11,740)

Interest expense, including early extinguishment of debt	4,135	247	239	—	4,127	—	—	1,476	—	1,476

Income tax expense (benefit)	16,293	—	—	—	16,293	(5,108)	—	—	—	(5,108)

Minority interest in earnings before depreciation and amortization	2,368	2,368	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$24,699	$—	$—	$—	$24,699	$(8,108)	$—	$—	$—	$(8,108)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$24,699	$—	$—	$—	$24,699	$(8,108)	$—	$—	$—	$(8,108)
Depreciation and amortization — Real Estate Groups	(105)	—	—	—	(105)	—	—	—	—	—

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Groups	960	—	—	—	960	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	—	—	—	—	—

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Net earnings	$25,554	$—	$—	$—	$25,554	$(8,108)	$—	$—	$—	$(8,108)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information
Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Six Months Ended July 31, 2005 (in thousands) (continued)

	Corporate Activities 2005					Total 2005
			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	$—	$—	$—	$—	$—	$566,306	$58,741	$150,046	$51,370	$708,981
Exclude straight-line rent adjustment	—	—	—	—	—	(8,681)	—	—	(63)	(8,744)

Adjusted revenues	—	—	—	—	—	557,625	58,741	150,046	51,307	700,237

Operating expenses, including depreciation and amortization, and amortization of mortgage procurement costs for non-Real Estate Groups	17,275	—	—	—	17,275	322,732	28,198	102,344	37,779	434,657
Exclude straight-line rent adjustment	—	—	—	—	—	(2,564)	—	—	(1,197)	(3,761)

Adjusted operating expenses	17,275	—	—	—	17,275	320,168	28,198	102,344	36,582	430,896

Add interest and other income	972	—	—	—	972	13,497	1,143	447	208	13,009

Add equity in earnings of unconsolidated entities	—	—	—	—	—	29,916	—	(25,370)	—	4,546

Remove gain on disposition of equity method rental properties	—	—	—	—	—	(18,497)	—	18,497	—	—

Add back provision for decline in real estate of equity method rental properties	—	—	—	—	—	704	—	(704)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	14,134	—	(14,134)	—	—

Net operating income	(16,303)	—	—	—	(16,303)	277,211	31,686	26,438	14,933	286,896

Interest expense, including early extinguishment of debt	21,586	—	—	—	21,586	133,748	14,766	26,438	10,373	155,793

Income tax expense (benefit)	(14,870)	—	—	—	(14,870)	2,490	—	—	(3,976)	(1,486)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	16,920	16,920	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	8,536	—	—	(8,536)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(23,019)	$—	$—	$—	$(23,019)	$132,589	$—	$—	$—	$132,589

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	$(23,019)	$—	$—	$—	$(23,019)	$132,589	$—	$—	$—	$132,589
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(84,344)	—	—	(7,893)	(92,237)

Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(4,612)	—	—	(1,021)	(5,633)

Deferred taxes — Real Estate Groups	(1,820)	—	—	—	(1,820)	(5,178)	—	—	(1,854)	(7,032)

Straight-line rent adjustment	—	—	—	—	—	6,117	—	—	(1,134)	4,983

Gain on disposition of rental properties and other investments, net of tax	372	—	—	—	372	372	—	11,349	—	11,721

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(1,579)	—	(432)	—	(2,011)

Gain on disposition of equity method rental properties, net of tax	—	—	—	—	—	11,349	—	(11,349)	—	—

Provision for decline in real estate of equity method rental properties, net of tax	—	—	—	—	—	(432)	—	432	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(7,893)	—	—	7,893	—
Amortization of mortgage procurement costs — Real Estate Groups	—	—	—	—	—	(1,021)	—	—	1,021	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(1,854)	—	—	1,854	—
Straight-line rent adjustment	—	—	—	—	—	(1,134)	—	—	1,134	—

Net earnings	$(24,467)	$—	$—	$—	$(24,467)	$42,380	$—	$—	$—	$42,380